UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2018

EXPLANATORY NOTE - “The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2018, originally filed with the Securities and Exchange Commission on January 9, 2019 (Accession Number 0001398344-19-000415), to amend values to the financial statements for 361 U.S. Small Cap Equity Fund impacting the following components to the financial statements: reclass expense accounts on Statements of Assets and Liabilities and Statements of Operations of the Form N-CSR. The effect of the reclass entries had no impact to the net assets of this fund. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.”

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

361 MANAGED FUTURES STRATEGY FUND

(INVESTOR CLASS: AMFQX)

(CLASS I: AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND

(INVESTOR CLASS: AGFQX)

(CLASS I: AGFZX)

361 DOMESTIC LONG/SHORT EQUITY FUND

(INVESTOR CLASS: ADMQX)

(CLASS I: ADMZX)

(CLASS Y: ADMWX)

361 GLOBAL LONG/SHORT EQUITY FUND

(INVESTOR CLASS: AGAQX)

(CLASS I: AGAZX)

(CLASS Y: AGAWX)

361 MACRO OPPORTUNITY FUND

(INVESTOR CLASS: AGMQX)

(CLASS I: AGMZX)

361 U.S. SMALL CAP EQUITY FUND

(INVESTOR CLASS: ASFQX)

(CLASS I: ASFZX)

(CLASS Y: ASFWX)

ANNUAL REPORT

OCTOBER 31, 2018

361 Funds

Each a series of Investment Managers Series Trust

Table of Contents

Fund Commentary	1
Fund Performance	9
Schedules of Investments	16
Statements of Assets and Liabilities	49
Statements of Operations	53
Statements of Changes in Net Assets	55
Statement of Cash Flows	64
Financial Highlights	66
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	97
Supplemental Information	98
Expense Examples	101

Investing involves risk, including possible loss of principal. Futures prices may be very volatile. The small margin required for futures contracts magnifies the effect of market volatility and allows the loss from a contract potentially to exceed the Fund's initial investment. The potential loss from a short sale is theoretically unlimited since the appreciation of the underlying asset also is theoretically unlimited. Small- and mid-sized company securities tend to be less liquid and more volatile than those of large companies. Bond prices generally fall when interest rates rise. High-yield bonds have higher default rates. Prices of commodities and related contracts may be very volatile for a variety of reasons, and may be difficult to liquidate in volatile markets. The 361 Macro Opportunity Fund's commodity-related investments potentially may generate too much “non-qualifying income” that would jeopardize the Fund's status as a “regulated investment company,” with significant adverse tax consequences for the Fund or its shareholders. Foreign investment entails additional risk from adverse changes in currency exchange rates, lax regulation, and potential market instability. Frequent trading by a Fund may reduce returns and increase the number of taxable transactions. Concentration of its portfolio in relatively few issuers may make a Fund more volatile than a diversified fund.

This report and the financial statements contained herein are provided for the general information of the shareholders of the 361 Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.361funds.com

361 Managed Futures Strategy Fund

For the 12 months ending October 31, 2018, the S&P 500 Index gained 7.35%, the Russell 2000 Index gained 1.85%, the Barclays Capital Aggregate Bond Index was down 2.05% and the FTSE 3-Month Treasury Bill Index gained 1.67%. Managed Futures strategies broadly struggled given the lack of trends in equities, currencies, and bond markets; the Morningstar Managed Futures Category Average which was down 4.78%. Likewise, the HFRX Macro: Systematic Diversified CTA Index, which tracks managed futures hedge funds, was down 2.86%.

The 361 Managed Futures Strategy Fund (Class I shares) was down 0.95% for the fiscal year ending October 31, 2018, outperforming the Morningstar Category Average by 3.83%. On a longer-term basis, since the Fund’s December 20, 2011 inception, it has generated an annualized return of 2.96% with a correlation to the S&P 500 Index near zero.

Domestic equity volatility was higher for the year compared to 2017 but was still below historical averages. This created a significant headwind for counter-trend trading strategies such as those employed by the Fund. These strategies rely on two-way directional movement (i.e., “market noise”) and volatility. Another cause of slightly negative performance was the sudden equity reversals in February and October of 2018 for U.S. markets. These sudden equity reversals are the most difficult market environments for the Fund’s trading style. Multiple sharp equity corrections, coupled with a lack of sustained noise within a one-year period, creates a high hurdle for the Fund to overcome.

The Fund’s long-term track record remains strong. The Fund’s since inception return of nearly 3% per year was accomplished with almost zero correlation to any asset class or investment strategy and a monthly beta of 0.08 to the S&P 500 Index; something that investors in absolute return funds tend to seek. Finally, should the market environment shift and equity investors begin to face more risk than that which they have become accustomed, we remain confident the Fund is well positioned to help reduce risk and provide diversification within a portfolio.

As of 9/30/2018, the 361 Managed Futures Strategy Fund, Class I, returned 4.68% for the one year period, 1.09% for the three year period, 1.86% for the five year period and 3.49% since the Fund’s inception on 12/20/2011.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2018 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Global Managed Futures Strategy Fund

For the 12 months ending October 31, 2018, the S&P 500 Index gained 7.35%, the MSCI World Index earned 1.16%, the Barclays Capital Aggregate Bond Index lost 2.05% and the FTSE 3-Month Treasury Bill Index gained 1.67%. Managed Futures strategies broadly struggled given the lack of trends in equities, currencies, and bond markets; the Morningstar Managed Futures Category Average was down 4.78%. Likewise, the HFRX Macro: Systematic Diversified CTA Index, which tracks managed futures hedge funds, was down 2.86%.

The 361 Global Managed Futures Strategy Fund (Class I shares) was down 6.32% for the fiscal year ending October 31, 2018, underperforming the Morningstar Category Average by 1.54%. Longer term, since the Fund’s February 12, 2014 inception, it has produced an annualized return of 2.21% with little correlation to global equity markets.

The Fund seeks to take advantage of market volatility, and more specifically, market noise (i.e., short-term, two-way directional moves) across global equity markets. The Fund currently trades in 13 markets in the U.S., Asia and Europe. Volatility across global equity markets was higher for the year compared to 2017, but generally still below historical averages. This creates a headwind for the Fund’s trading style. Another major cause of underperformance was the sudden equity reversals in February and October of 2018 for U.S. markets, while European equity markets experienced additional selloffs in May, August, and September of 2018. These sudden equity reversals are the most difficult market environments for the Fund’s trading style. Multiple sharp equity corrections, coupled with a lack of sustained noise within a one-year period, creates a high hurdle for the Fund to overcome.

Since the Fund’s inception it has experienced a variety of market conditions and has performed within expectations, with very little market correlation. Over the last three years, the Fund has generated a 4.95% annualized return—earning more than 55% of the global equity market return while having a beta of less than 0.25 relative to the MSCI World Index. The MSCI World Index earned 7.91% over this same time period. Finally, should the market environment shift and equity investors begin to face more risk than that which they may be accustomed, we remain confident the Fund is well positioned to help reduce risk and provide diversification within a portfolio.

As of 9/30/2018, the 361 Global Managed Futures Strategy Fund, Class I, lost 1.01% for the one year period, gained 6.12% for the three year period and gained 3.29% since the Fund’s inception on 2/12/2014.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2018 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Domestic Long/Short Equity Fund

U.S. equities continued to post positive gains for the year, as the Russell 1000 Index gained 6.98%. While the market sold off in October, the U.S. economy remains strong with the unemployment rate falling to 3.7% for September—the lowest in almost 50 years. Decreasing unemployment has supported consumer confidence, which has remained close to record highs. Third-quarter U.S. GDP came in at 3.5% annualized, beating consensus expectations, as U.S. consumer spending continued to be a significant driver of the strong GDP.

Large cap stocks outperformed small caps as the Russell 2000 Index returned 1.85%, underperforming the Russell 1000 by 5.13%. Growth significantly outperformed value during the 12 months, which has been a persistent trend, with the Russell 1000 Growth Index returning 10.31% versus the Russell 1000 Value Index which returned 3.03%. Volatility re-emerged during the period as the VIX ranged from 9.1 to 37.3—whereas the peak was 22.5 for the one year ending October 31, 2018.

It proved to be a challenging market environment for long/short equity strategies, as the Morningstar Long/Short Equity category average return was -0.22% for the one-year period ending October 31, 2018. Comparatively, the 361 Domestic Long/Short Equity Fund (Class I) had strong performance, returning 3.14%, outperforming the category handedly. Given the move higher by the Russell 1000 Index, one of the bigger detractors for the Fund was its net exposure of about 70%. When equity markets perform strongly, this relatively static positioning of less than 100% market exposure will likely hinder performance. Over the trailing 12 months, that posture cost the Fund about 2.1% relative to the Russell 1000 benchmark.

The beta profile helped performance. Recall that the Fund is generally long low/lower beta stocks and short the highest beta stocks. The highest-predicted beta stocks did in fact underperform the market. Those stocks gained about 3.35% over the twelve-month period, underperforming the benchmark. In addition, the alpha model performed well, in part because the highest predicted alpha stocks outperformed the Russell 1000 Index. Overall, the alpha model added about 1.04% relative to the index. Sector positioning negatively impacted relative results and detracted -3.68% during the year. Overweight exposures to Real Estate and Utilities were the most meaningful detractors as both underperformed the Russell 1000 Index. In addition, an underweight position to Consumer Discretionary negatively impacted results.

Given the challenges faced by the category, we are pleased that the Fund was able to generate a return that outperformed the category and performed in-line based on the strategy’s targeted beta of 0.5 to the Russell 1000 Index.

As of 9/30/2018, the 361 Domestic Long/Short Equity Fund, Class I, returned 11.74% for the one year period and 7.59% since the Fund’s inception on 3/31/2016.

Current and future portfolio holdings are subject to change and risk.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2018 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Global Long/Short Equity Fund

Global equities continued to post positive gains for the year as the MSCI World Index returned 1.16%, despite October’s return of -7.34%. While the market sold off in October, economic fundamentals within the U.S. remained strong, with unemployment continuing to fall. In the U.S., the unemployment rate for September fell to 3.7%—the lowest in almost 50 years. Globally, there are continued concerns over a broader slowdown in China, and political concerns in Europe have not dissipated negatively impacted market results.

Large cap stocks outperformed small caps as the MSCI World Index returned 1.16%, while the MSCI World Small Cap Index returned -2.16%. Growth outperformed value during the 12 months as the MSCI World Growth Index returned 4.00%, while the MSCI World Value Index returned -0.70%. Volatility returned during the period as VIX ranged from 9.1 to 37.3, whereas the peak was 22.5 for the one year ending October 31, 2018.

It proved to be a challenging market environment for long/short equity strategies, as the Morningstar Long/Short Equity category average return was -0.22% for the one-year period ending October 31, 2018. The 361 Global Long/Short Equity Fund (Class I) slightly underperformed the category and returned -0.25% for same period. Relative to the MSCI World Index, the biggest detractor for the Fund was its net exposure of about 70%. When equity markets perform strongly, this relatively static positioning will likely hinder performance, and over the trailing 12 months cost the Fund about 0.71% relative to the MSCI World benchmark.

The beta profile helped performance. Recall that the Fund is generally long low/lower beta stocks and shorting the highest beta stocks. The highest predicted beta stocks (i.e., those the fund is short) underperformed the market quite significantly. Those stocks fell on average -5.06% over the 12-month period, which helped the Fund by approximately 1.40% relative to its benchmark. Our global alpha model struggled during the period as the highest predicted alpha stocks underperformed stocks in the lowest predicted alpha quintile. For example, stocks we predicted to underperform returned 2.33% whereas stocks we forecasted to do well returned -0.99%. Turning to the aggregated country and currency exposures, they had a modestly negative impact on performance, as did sector positioning mostly due to an overweight to Utilities.

This period proved to be one of the more challenging for the strategy, given the rather large, indiscriminate selling witnessed in late-January/early-February and then again in October. These periods create a significant amount of movement among quantitative investing factors, and the Fund was not completely immune. Given that, we are pleased with the performance overall, as witnessing two “correction territory” periods intra-year is rare and difficult to navigate.

As of 9/30/2018, the 361 Global Long/Short Equity Fund, Class I, returned 4.66% for the one year period, 6.53% for the three year period, and 7.86% since the Fund’s inception on 1/6/2014.

Current and future portfolio holdings are subject to change and risk

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2018 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Macro Opportunity Fund

The global investing environment for the past 12 months was mostly a missed opportunity for U.S. investors. While the first three months started out strong on the heels of continued global growth and easy financial conditions, the financial markets hit a speed bump at the end of January as fears of overheating and rising interest rates sent a volatility spike through the market. Investors were quickly reintroduced to the concept of risk in their portfolios and cautiously returned to buying equities through the summer months. However, not all was well in the world as global trade tariffs threatened to slow future GDP and increase inflationary pressures due to the misallocation of resources and disrupted supply chains. As a result, several equity sector groups, both in the U.S. and around the world, saw the beginnings of corrections in their valuations. As global growth worries increased in parallel with U.S. inflationary pressures and ongoing Federal Reserve Bank tightening, the global bond markets increased their collapse during September and October. These rising interest rate pressures were too much for the U.S. equity markets to absorb causing another spike in volatility and sharp decline in stock prices. The MSCI ACWI Index returned 2.0% after rising nearly 14% during the end of January. The U.S. Dollar index rose nearly 7% over the 12 months helping to put a strong lid on foreign stock and bond returns for all U.S. based investors. U.S. bonds, with any duration, provided little safety as most fixed income indexes finished with negative returns as U.S. interest rates rose during the 12 months.

For the 12 months ending October 31, 2018, the 361 Macro Opportunity Fund returned -5.46%, underperforming the Morningstar Multialternative category which returned -0.95%. The Fund demonstrated both successes and challenges over the past 12 months. The Fund did well to generate positive returns in the equity sectors of Health Care, Consumer Discretionary and Technology. The Fund also did well gaining positive returns in the Energy Commodity asset class as crude oil prices rose strongly over the time period. The Fund also had a positive contribution from its numerous equity short positions in the Financial sector. On the losing side of the ledger, both the Communications and Materials sectors generated negative returns. The Fund had very low exposure to fixed income over the 12 months so the impact on the Fund was little.

The large volatility events in January and October have altered many long-term positive trends among the broad menu of financial assets. Given the long-term trending nature of our strategies, the Fund has also readjusted our portfolio positioning. The markets are much more defensive then they were a year ago when global interest rates and credit markets were very supportive of risky financial assets. After several years of cash being a worthless asset earning near zero percent interest rates, this is no longer the case. Cash is once again a valuable asset that can earn 2-3% in riskless securities with low duration. As long as the U.S. tariffs and trade wars continue against other nations, and as the Fed and other global central banks continue to raise rates and drain liquidity from the financial system, we would expect the Fund to be risk adverse and seek opportunities in niche equity sectors and geographies (both on the long and short side) while the major global indexes underperform.

As of 9/30/2018, the 361 Macro Opportunity Fund, Class I, returned 1.72% for the one year period, 2.95% for the three year period, and 0.12% since the Fund’s inception on 6/30/2017.

Current and future portfolio holdings are subject to change and risk.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

The views in this commentary were as of October 31, 2018 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 U.S. Small Cap Equity Fund

For the 12 months ending October 31, 2018, the Russell 2000 Index gained 1.85%. The 361 U.S. Small Cap Equity Fund declined 4.44% over the same period. Within the small cap universe, growth stocks led over value. Volatility reemerged in equity markets after a period of relative calm. Small cap stocks sold off in February along with the rest of the equity market before regaining ground through the summer months. The fiscal year ended with October experiencing the worst monthly equity market decline since 2011. Macroeconomic and geopolitical concerns became more prevalent, causing investors to become more risk averse. Last year’s optimism over tax reform and talks of a domestic growth agenda turned into uncertainty over tariffs, inflation, and heightened concern about peak earnings. Rising interest rates were also noted as potentially stalling growth. Shifting risk preferences created an environment where market and sector themes drove performance, more so than the behavioral attributes to which our strategy is exposed.

It is our belief that a positive excess return profile can be achieved through populating a portfolio with more earnings estimate increases than a randomly generated portfolio. So long as we can construct a portfolio with more of these upward analyst estimate changes, relative to what would be expected for a similar-sized randomly created portfolio, we believe it will lead to excess returns over time. For the 12 months ending October 31, 2018, analysts issued more positive than negative earnings revisions. Out of 80,765 total revisions in the universe, 44,353 (54.9%) were positive. Based on this mix, a 150-stock portfolio created randomly from the same universe would have been expected to receive 653 net positive revisions. Our process created a portfolio that experienced 3,436 net positive revisions—2,783 more than predicted.

By the very nature of the investment anomaly we seek to exploit, as well as the secondary considerations within our quantitative process, the strategy has an element of exposure to momentum and value factors. The inefficiency within the market we seek to exploit is stock specific and ultimately, over time, drives performance. There are periods where this stock selection ability is overwhelmed by momentum and value, for example. Over the long term, momentum and value are rewarded when both are positive and exhibit low volatility. Quick reversals, however, make it difficult to generate excess return, and we saw this environment occur twice throughout the period in January/February and October.

Our main alpha models were not rewarded during the period. Companies that received the most favorable analyst revisions did not outperform, on average, those with less favorable revisions. Even in the periods where the highest-ranked stocks in our alpha models outperformed the least attractive (a positive Q1 – Q5 spread), the trend was not linear among the quintiles. The varied return profile in the behavioral characteristics to which we seek exposure diminished the return potential. Earnings surprises posed another factor headwind. While we were able to own companies that had a greater proportion of positive earnings surprises (65% compared to 50% of the universe) and fewer negative surprises (12% compared to 21% of the universe, it did not meaningfully contribute to excess returns. Companies that announced the most positive earnings relative to consensus underperformed those that fell short of analysts’ expectations.

Sector weightings are commensurate with the benchmark; therefore stock-picking is a large determinant of alpha. As a group, picks within Consumer Staples and Real Estate had the most positive effects, while holdings in the Health Care and Industrials sectors had the most adverse effects.

As of 9/30/2018, the 361 U.S. Small Cap Equity Fund, Class I, returned 10.58% for the one year period, and gained 13.40% since the Fund’s inception on 12/31/2016.

Current and future portfolio holdings are subject to change and risk.

Positive Revisions are analyst revisions that have been revised higher from the previous estimate.

Net Revisions are calculated each month based on the holdings in client portfolios as of the beginning of the month. For conservatism and ease of calculation, stocks are assumed to be held for the entire month

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

The views in this commentary were as of October 31, 2018 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Managed Futures Strategy Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index, formerly known as the Citigroup 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	5 Years	Since Inception	Inception Date
Investor Class	-1.31%	0.90%	2.70%	12/20/11
Class I	-0.95%	1.18%	2.96%	12/20/11
FTSE 3-Month T-Bill index	1.67%	0.53%	0.40%	12/20/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Expense ratios for the Investor Class and Class I shares were 2.15% and 1.90%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Managed Futures Strategy Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index, formerly known as the Citigroup 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Investor Class	-6.57%	4.68%	1.95%	02/12/14
Class I	-6.32%	4.95%	2.21%	02/12/14
FTSE 3-Month T-Bill index	1.67%	0.86%	0.56%	02/12/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.04% and 2.02%, respectively, and for the Class I shares were 1.79% and 1.77%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 1.99% and 1.74% of the average daily net assets of the Fund’s Investor Class and Class I shares Respectively. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Domestic Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares, made at its inception, with a similar investment in the Russell 1000 Index. The performance graph above is shown for the Fund’s Class Y shares; Investor Class shares and Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership, and includes the reinvestment of dividends. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	2 Years	Since Inception	Inception Date
Investor Class	2.87%	6.98%	4.95%	03/31/16
Class I	3.14%	7.35%	5.23%	03/31/16
Class Y	3.33%	7.44%	5.38%	03/31/16
Russell 1000 Index	6.98%	15.02%	13.38%	03/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 3.03% and 2.42%, respectively, for Class I shares were 2.76% and 2.15%, respectively, and for Class Y shares were 2.63% and 2.02%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.39% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2020, as supplemented December 26, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

The Analytic Global Long/Short Equity Fund, L.P. (the “Predecessor Account”) was a limited partnership that commenced operations on January 6, 2014 and reorganized into the Fund on December 12, 2014. The Fund's objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. Performance shown prior to December 12, 2014 is that of the Predecessor Account and has not been adjusted to reflect the expenses of the Fund's applicable Share Class, which are lower than the expenses of the Predecessor Account. If the applicable Share Class expenses were reflected, the Predecessor Account returns would be higher than those shown. However, the Predecessor Account was not registered under the Investment Company Act of 1940 and therefore was not subject to certain restrictions on regulated investment companies. If the Predecessor Account had been registered, its performance may have been lower.

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares on January 6, 2014, Predecessor Account’s inception date, with a similar investment in the MSCI World Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Investor Class	-0.55%	3.83%	6.48%	01/06/14
Class I	-0.25%	4.12%	6.72%	01/06/14
Class Y	-0.21%	4.25%	6.80%	01/06/14
MSCI World Index	1.16%	7.91%	6.48%	01/06/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross expense ratio for the Investor Class shares was 2.49% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.39%. For Class I shares, gross expense ratio was 2.21% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.11%. For Class Y shares, gross expense ratio was 2.10% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.00%. These were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.39% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2020, as supplemented December 26, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

361 Global Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Macro Opportunity Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-bill Index, formerly known as the Citigroup 3-Month T-bill Index, MSCI All Country World Index, Bloomberg Barclays Global Aggregate Bond Index, and the Blended Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. The Blended Index – 80% MSCI All Country World Index is defined as a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. 20% Barclays Global Aggregate Bond Index is defined as an index that provides a broad-based measure of the global investment grade fixed-rate debt markets. The indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Investor Class	-5.71%	1.01%	-1.37%	06/30/14
Class I	-5.46%	1.22%	-1.13%	06/30/14
FTSE 3-Month T-Bill Index	1.67%	0.86%	0.60%	06/30/14
MSCI All Country World Index	-0.52%	7.74%	4.89%	06/30/14
Bloomberg Barclays Global Aggregate Bond Index	-2.05%	1.52%	-0.40%	06/30/14
Blended Index	-0.74%	6.55%	3.90%	06/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 3.75% and 2.49%, respectively, and for the Class I shares were 3.50% and 2.24%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.15% and 1.90% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 U.S. Small Cap Equity Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. Equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	Since Inception	Inception Date
Investor Class	-4.79%	4.66%	12/30/16
Class I	-4.44%	5.02%	12/30/16
Class Y	-4.40%	5.10%	12/30/16
Russell 2000 Index	1.85%	7.38%	12/30/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 8.45% and 1.24%, respectively, for Class I shares were 8.19% and 0.98%, respectively, and for Class Y shares were 8.05% and 0.84%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 0.84% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2020, as supplemented December 26, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Principal Amount		Value
	Asset-Backed Securities – 34.1%
$88,240	AmeriCredit Automobile Receivables Trust 2017-1 2.587% (LIBOR 1 Month+30 basis points), 5/18/2020[1,2]	$88,253
1,175,857	AmeriCredit Automobile Receivables Trust 2017-2 2.537% (LIBOR 1 Month+25 basis points), 9/18/2020[1,2]	1,176,245
3,417,634	ARI Fleet Lease Trust 2017-A 1.910%, 4/15/2026[2,3]	3,393,700
5,000,000	Barclays Dryrock Issuance Trust 2017-1 2.610% (LIBOR 1 Month+33 basis points), 3/15/2023[1,2]	5,009,845
4,000,000	BMW Floorplan Master Owner Trust 2.600% (LIBOR 1 Month+32 basis points), 5/15/2023[1,2,3]	4,008,456
1,200,000	BMW Vehicle Lease Trust 2017-2 2.070%, 10/20/2020[2]	1,189,984
2,000,000	CARDS II Trust 2.650% (LIBOR 1 Month+37 basis points), 4/18/2022[1,3]	2,001,832
	Chesapeake Funding II LLC
1,424,069	Series 2016-2A, Class A2, 3.280% (LIBOR 1 Month+100 basis points), 6/15/2028[1,2,3]	1,428,156
2,930,804	Series 2017-2A, Class A2, 2.730% (LIBOR 1 Month+45 basis points), 5/15/2029[1,2,3]	2,937,023
3,500,000	Dell Equipment Finance Trust 2018-1 2.580% (LIBOR 1 Month+30 basis points), 10/22/2020[1,2,3]	3,505,653
	Drive Auto Receivables Trust
3,000,000	Series 2017-3, Class C, 2.800%, 7/15/2022[2]	2,990,655
2,000,000	Series 2018-3, Class B, 3.370%, 9/15/2022[2]	1,999,788
1,000,000	Evergreen Credit Card Trust 2.540% (LIBOR 1 Month+26 basis points), 10/15/2021[1,2,3]	1,001,601
3,135,000	Evergreen Credit Card Trust Series 2018-2 2.630% (LIBOR 1 Month+35 basis points), 7/15/2022[1,2,3]	3,142,743
3,500,000	First National Master Note Trust 2017-2 2.720% (LIBOR 1 Month+44 basis points), 10/16/2023[1,2]	3,504,277
4,000,000	GM Financial Automobile Leasing Trust 2018-2 2.500% (LIBOR 1 Month+22 basis points), 7/20/2020[1,2]	4,001,576
3,000,000	GM Financial Consumer Automobile Receivables Trust 2018-3 2.390% (LIBOR 1 Month+11 basis points), 7/16/2021[1,2]	3,000,750
2,803,096	Gosforth Funding 2017-1 PLC 2.809% (LIBOR 3 Month+47 basis points), 12/19/2059[1,2,3]	2,805,561
4,500,000	Hyundai Auto Lease Securitization Trust 2017-B 1.970%, 7/15/2020[2,3]	4,471,825
1,760,000	Lanark Master Issuer PLC 2.730% (LIBOR 3 Month+42 basis points), 12/22/2069[1,2,3]	1,760,418
497,118	Navient Student Loan Trust 2018-1 2.471% (LIBOR 1 Month+19 basis points), 3/25/2067[1,2,3]	497,172
3,000,000	NextGear Floorplan Master Owner Trust 2.960% (LIBOR 1 Month+68 basis points), 10/17/2022[1,2,3]	3,012,438

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Principal Amount		Value
	Asset-Backed Securities (Continued)
$2,000,000	Penarth Master Issuer PLC 2.742% (LIBOR 1 Month+45 basis points), 9/18/2022[1,3]	$1,999,494
2,000,000	Permanent Master Issuer PLC 2.816% (LIBOR 3 Month+38 basis points), 7/15/2058[1,2,3]	1,999,637
2,000,000	PFS Financing Corp. 2.880% (LIBOR 1 Month+60 basis points), 2/15/2022[1,2,3]	1,997,154
3,000,000	Santander Drive Auto Receivables Trust 2017-3 2.190%, 3/15/2022[2]	2,976,783
3,162,929	SLM Private Education Loan Trust 2013-C 3.680% (LIBOR 1 Month+140 basis points), 10/15/2031[1,2,3]	3,179,803
699,976	SLM Student Loan Trust 2011-2 2.881% (LIBOR 1 Month+60 basis points), 11/25/2027[1,2]	703,162
1,214,445	SMB Private Education Loan Trust 2018-B 2.600% (LIBOR 1 Month+32 basis points), 12/16/2024[1,2,3]	1,215,181
2,481,840	Sofi Consumer Loan Program 2017-3 LLC 2.770%, 5/25/2026[2,3]	2,458,268
854,753	Sofi Professional Loan Program 2016-E LLC 3.131% (LIBOR 1 Month+85 basis points), 7/25/2039[1,2,3]	859,127
1,137,541	Sofi Professional Loan Program 2017-C LLC 2.881% (LIBOR 1 Month+60 basis points), 7/25/2040[1,2,3]	1,140,283
1,202,264	Sofi Professional Loan Program 2018-A LLC 2.631% (LIBOR 1 Month+35 basis points), 2/25/2042[1,2,3]	1,203,095
2,000,000	Trillium Credit Card Trust II 2.633% (LIBOR 1 Month+35 basis points), 9/26/2023[1,2,3]	2,000,362
3,000,000	Volvo Financial Equipment Master Owner Trust 2.800% (LIBOR 1 Month+52 basis points), 7/17/2023[1,2,3]	3,015,240
2,000,000	World Omni Auto Receivables Trust 2018-C 2.800%, 1/18/2022[2]	1,997,318
	Total Asset-Backed Securities (Cost $83,728,507)	83,672,858

	Collateralized Mortgage Obligations – 3.1%
3,144,024	Freddie Mac Structured Agency Credit Risk Debt Notes 3.931% (LIBOR 1 Month+165 basis points), 4/25/2024[1,2]	3,178,819
4,500,000	Holmes Master Issuer PLC 2.856% (LIBOR 3 Month+42 basis points), 10/15/2054[1,2,3]	4,502,142
	Total Collateralized Mortgage Obligations (Cost $7,608,641)	7,680,961

	Corporate Bonds – 35.2%
	Communications – 3.1%
2,500,000	Comcast Corp. 2.848% (LIBOR 3 Month+44 basis points), 10/1/2021[1]	2,501,962

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Communications (Continued)
$5,000,000	Verizon Communications, Inc. 2.860% (LIBOR 3 Month+55 basis points), 5/22/2020[1]	$5,024,060
		7,526,022
	Consumer, Cyclical – 6.7%
1,000,000	Alimentation Couche-Tard, Inc. 2.834% (LIBOR 3 Month+50 basis points), 12/13/2019[1,2,3,4]	1,000,035
	American Honda Finance Corp.
1,910,000	2.594% (LIBOR 3 Month+26 basis points), 6/16/2020[1]	1,911,255
3,000,000	2.548% (LIBOR 3 Month+21 basis points), 2/12/2021[1]	2,995,059
4,000,000	Daimler Finance North America LLC 2.760% (LIBOR 3 Month+45 basis points), 2/22/2021[1,3]	3,997,812
5,000,000	Home Depot, Inc. 2.466% (LIBOR 3 Month+15 basis points), 6/5/2020[1]	5,009,025
1,500,000	Toyota Motor Credit Corp. 2.508% (LIBOR 3 Month+17 basis points), 9/18/2020[1]	1,498,995
		16,412,181
	Consumer, Non-cyclical – 8.7%
5,000,000	BAT Capital Corp. 2.909% (LIBOR 3 Month+59 basis points), 8/14/2020[1,3]	5,016,405
5,000,000	Bayer U.S. Finance II LLC 3.003% (LIBOR 3 Month+63 basis points), 6/25/2021[1,2,3]	5,003,780
1,770,000	Halfmoon Parent, Inc. 2.984% (LIBOR 3 Month+65 basis points), 9/17/2021[1,2,3]	1,770,198
5,000,000	Kraft Heinz Foods Co. 2.761% (LIBOR 3 Month+42 basis points), 8/9/2019[1]	5,004,750
1,820,000	Tyson Foods, Inc. 2.762% (LIBOR 3 Month+45 basis points), 8/21/2020[1]	1,823,738
2,650,000	UnitedHealth Group, Inc. 2.506% (LIBOR 3 Month+7 basis points), 10/15/2020[1]	2,644,536
		21,263,407
	Financial – 15.2%
2,367,000	Charles Schwab Corp. 2.632% (LIBOR 3 Month+32 basis points), 5/21/2021[1,2]	2,371,769
4,170,000	Compass Bank 3.061% (LIBOR 3 Month+73 basis points), 6/11/2021[1,2]	4,179,203
1,670,000	Fifth Third Bank 2.971% (LIBOR 3 Month+59 basis points), 9/27/2019[1,2]	1,673,736
1,050,000	2.948% (LIBOR 3 Month+44 basis points), 7/26/2021[1,2]	1,049,910
5,000,000	Goldman Sachs Group, Inc. 3.637% (LIBOR 3 Month+116 basis points), 4/23/2020[1,2]	5,056,300
5,000,000	JPMorgan Chase & Co. 3.432% (LIBOR 3 Month+96 basis points), 1/23/2020[1]	5,043,455

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Financial (Continued)
$4,000,000	Metropolitan Life Global Funding I 2.559% (LIBOR 3 Month+22 basis points), 9/19/2019[1,3]	$4,003,764
4,000,000	Morgan Stanley 3.119% (LIBOR 3 Month+80 basis points), 2/14/2020[1,2]	4,004,920
2,000,000	PNC Bank N.A. 2.682% (LIBOR 3 Month+36 basis points), 5/19/2020[1]	2,004,086
5,000,000	Toronto-Dominion Bank 2.761% (LIBOR 3 Month+43 basis points), 6/11/2021[1,4]	5,017,950
3,000,000	Wells Fargo Bank N.A. 2.746% (LIBOR 3 Month+31 basis points), 1/15/2021[1]	2,996,220
		37,401,313
	Industrial – 0.5%
1,360,000	Stanley Black & Decker, Inc. 1.622%, 11/17/2018	1,359,169

	Utilities – 1.0%
2,410,000	Sempra Energy 2.936% (LIBOR 3 Month+50 basis points), 1/15/2021[1,2]	2,410,176
	Total Corporate Bonds (Cost $86,275,544)	86,372,268

	Municipal Bonds – 1.6%
4,000,000	State of Mississippi 2.665% (LIBOR 1 Month+40 basis points), 11/1/2020[1,2]	4,010,720
	Total Municipal Bonds (Cost $4,000,000)	4,010,720

Number of Shares
	Short-Term Investments – 25.8%
63,448,748	Federated Treasury Obligations Fund - Institutional Class, 2.04%[5]	63,448,748

	Total Short-Term Investments (Cost $63,448,748)	63,448,748

	Total Investments – 99.8% (Cost $245,061,440)	245,185,555
	Other Assets in Excess of Liabilities – 0.2%	427,942

	Total Net Assets – 100.0%	$245,613,497

PLC – Public Limited Company

[1]	Floating rate security.

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

[2]	Callable.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $80,328,358 which represents 32.7% of Net Assets.
[4]	Foreign security denominated in U.S. Dollars.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional	Value at	Appreciation
Long (Short)	Description	Date	Value	October 31, 2018	(Depreciation)
204	E-Mini Dow	December 2018	$25,968,781	$25,578,540	$(390,241)
504	E-mini S&P 500	December 2018	68,346,436	68,319,720	(26,716)
72	E-mini S&P MidCap 400	December 2018	13,587,570	13,138,560	(449,010)
906	Russell 2000 Index	December 2018	69,245,550	68,489,070	(756,480)

TOTAL FUTURES CONTRACTS			$177,148,337	$175,525,890	$(1,622,447)

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	34.1%
Collateralized Mortgage Obligations	3.1%
Corporate Bonds
Financial	15.2%
Consumer, Non-cyclical	8.7%
Consumer, Cyclical	6.7%
Communications	3.1%
Utilities	1.0%
Industrial	0.5%
Total Corporate Bonds	35.2%
Municipal Bonds	1.6%
Short-Term Investments	25.8%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Principal Amount		Value
	U.S. Treasury Bills – 88.4%
	United States Treasury Bill
$28,635,000	2.07%, 11/23/2018	$28,597,431
28,801,500	2.12%, 12/20/2018	28,717,400
18,905,000	2.26%, 1/17/2019	18,814,577
	Total U.S. Treasury Bills (Cost $76,130,986)	76,129,408

	Short-Term Investments – 4.3%
3,745,138	UMB Money Market Fiduciary, 0.25%[1]	3,745,138
	Total Short-Term Investments (Cost $3,745,138)	3,745,138

	Total Investments – 92.7% (Cost $79,876,124)	79,874,546
	Other Assets in Excess of Liabilities – 7.3%	6,281,021

	Total Net Assets – 100.0%	$86,155,567

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional	Value at	Appreciation
Long (Short)	Description	Date	Value	October 31, 2018	(Depreciation)
56	CAC 40 Index	November 2018	$3,243,766	$3,216,401	$(27,365)
86	CME E-mini Russell 2000 Index	December 2018	6,573,954	6,501,170	(72,784)
27	E-mini Dow Index	December 2018	3,437,045	3,385,395	(51,650)
191	E-mini S&P 500 Index	December 2018	25,901,185	25,891,005	(10,180)
268	Euro STOXX 50 Index	December 2018	9,521,321	9,652,735	131,414
40	German Stock Index	December 2018	12,967,231	12,935,780	(31,451)
81	Hang Seng Index	November 2018	12,879,255	12,917,445	38,190
277	KOSPI 200 Index	December 2018	16,712,565	16,135,250	(577,315)

105	Taiwan Stock Exchange Capitalization Weighted Stock Index	November 2018	6,620,411	6,600,039	(20,372)

TOTAL FUTURES CONTRACTS			$97,856,733	$97,235,220	$(621,513)

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type	Percent of Total Net Assets
Short-Term Investments	4.3%
U.S. Treasury Bills	88.4%
Total Investments	92.7%
Other Assets in Excess of Liabilities	7.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 95.3%
	COMMUNICATIONS — 2.4%
83	Amazon.com, Inc.*[1]	$132,635
2,255	CDW Corp.[1]	202,973
5,136	Switch, Inc. - Class A1	45,556
4,289	VeriSign, Inc.*[1]	611,354
		992,518
	CONSUMER, CYCLICAL — 19.0%
4,522	Burlington Stores, Inc.*[1]	775,478
5,679	Carter's, Inc.[1]	545,070
5,435	Costco Wholesale Corp.[1]	1,242,604
2,715	Domino's Pizza, Inc.1	729,765
32,929	Extended Stay America, Inc.[1]	536,084
25,946	Hilton Grand Vacations, Inc.*[1]	697,169
3,423	Lear Corp.[1]	454,917
13,185	Live Nation Entertainment, Inc.*[1]	689,575
2,964	Lululemon Athletica, Inc.*[1]	417,124
6,198	NIKE, Inc. - Class B1	465,098
268	NVR, Inc.*[1]	600,060
6,153	Polaris Industries, Inc.[1]	547,494
3,749	Yum China Holdings, Inc.[1]	135,264
		7,835,702
	CONSUMER, NON-CYCLICAL — 21.0%
7,002	AmerisourceBergen Corp.[1]	616,176
1,089	Automatic Data Processing, Inc.[1]	156,903
1,244	Bio-Rad Laboratories, Inc. - Class A*[1]	339,425
18,752	Bruker Corp.[1]	587,500
2,999	Humana, Inc.[1]	960,910
1,974	ICU Medical, Inc.*[1]	502,837
2,699	IDEXX Laboratories, Inc.*[1]	572,512
7,631	Ingredion, Inc.[1]	772,104
6,617	Morningstar, Inc.[1]	825,802
9,481	Robert Half International, Inc.[1]	573,885
3,937	S&P Global, Inc.[1]	717,794
5,283	Square, Inc. - Class A*[1]	388,036
12,234	Tyson Foods, Inc. - Class A1	733,061
7,467	Varian Medical Systems, Inc.*[1]	891,336
577	West Pharmaceutical Services, Inc.[1]	61,116
		8,699,397
	ENERGY — 8.0%
8,810	Centennial Resource Development, Inc. - Class A*[1]	168,800
11,801	ConocoPhillips[1]	824,890
6,579	EOG Resources, Inc.[1]	693,032

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
9,477	Helmerich & Payne, Inc.[1]	$590,322
11,168	PBF Energy, Inc. - Class A1	467,381
3,780	Pioneer Natural Resources Co.[1]	556,680
		3,301,105
	FINANCIAL — 20.5%
41,710	Apple Hospitality REIT, Inc.[1]	674,451
29,562	Brown & Brown, Inc.[1]	833,057
8,616	Comerica, Inc.[1]	702,721
295	Erie Indemnity Co. - Class A1	38,259
196	First Citizens BancShares, Inc. - Class A1	83,619
12,635	Lamar Advertising Co. - Class A - REIT[1]	926,398
4,590	Mastercard, Inc. - Class A1	907,305
93,666	MFA Financial, Inc. - REIT[1]	649,105
11,020	Outfront Media, Inc. - REIT[1]	195,274
29,837	Park Hotels & Resorts, Inc. - REIT[1]	867,362
14,318	Progressive Corp.[1]	997,965
1,183	Realogy Holdings Corp.[1]	22,560
4,839	SBA Communications Corp. - REIT*[1]	784,741
21,502	Two Harbors Investment Corp. - REIT[1]	315,864
10,775	Unum Group[1]	390,702
2,413	Weyerhaeuser Co. - REIT[1]	64,258
		8,453,641
	INDUSTRIAL — 5.7%
12,261	Agilent Technologies, Inc.[1]	794,390
1,273	Mettler-Toledo International, Inc.*[1]	696,102
17,922	National Instruments Corp.[1]	877,640
		2,368,132
	TECHNOLOGY — 10.8%
8,564	Akamai Technologies, Inc.*[1]	618,749
1,630	Apple, Inc.[1]	356,742
7,116	Aspen Technology, Inc.*[1]	604,077
13,224	Cadence Design Systems, Inc.*[1]	589,394
15,633	CDK Global, Inc.[1]	894,833
6,219	Fortinet, Inc.*[1]	511,077
3,493	Intuit, Inc.[1]	737,023
1,581	Synopsys, Inc.*[1]	141,547
		4,453,442
	UTILITIES — 7.9%
21,091	Avangrid, Inc.[1]	991,488
3,496	Evergy, Inc.[1]	195,741

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
30,330	MDU Resources Group, Inc.[1]	$757,037
5,548	NRG Energy, Inc.[1]	200,782
20,862	UGI Corp.[1]	1,106,938
		3,251,986
	TOTAL COMMON STOCKS (Cost $40,387,404)	39,355,923

Principal Amount
	SHORT-TERM INVESTMENTS — 20.9%
$8,622,291	UMB Money Market Fiduciary, 0.25%[2]	8,622,291
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,622,291)	8,622,291
	TOTAL INVESTMENTS — 116.2% (Cost $49,009,695)	47,978,214

	Liabilities in Excess of Other Assets — (16.2)%	(6,705,187)
	TOTAL NET ASSETS — 100.0%	$41,273,027

Number of Shares
	SECURITIES SOLD SHORT — (26.7)%
	COMMON STOCKS — (26.7)%
	BASIC MATERIALS — (1.0)%
(39,257)	Platform Specialty Products Corp.*	(424,761)
	COMMUNICATIONS — (2.6)%
(28,695)	FireEye, Inc.*	(530,570)
(9,333)	Okta, Inc.*	(544,674)
		(1,075,244)
	CONSUMER, CYCLICAL — (2.2)%
(69,512)	Ford Motor Co.	(663,840)
(15,156)	Newell Brands, Inc.	(240,677)
		(904,517)
	CONSUMER, NON-CYCLICAL — (5.8)%
(1,353)	2U, Inc.*	(85,117)
(489)	Agios Pharmaceuticals, Inc.*	(30,836)
(3,576)	Allergan PLC3	(565,044)
(2,824)	Alnylam Pharmaceuticals, Inc.*	(227,134)
(3,377)	Bluebird Bio, Inc.*	(387,342)
(4,545)	Neurocrine Biosciences, Inc.*	(486,997)
(14,657)	Nielsen Holdings PLC3	(380,789)

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(7,927)	TESARO, Inc.*	$(228,932)
		(2,392,191)
	ENERGY — (2.4)%
(8,631)	Hess Corp.	(495,420)
(10,750)	Whiting Petroleum Corp.*	(400,975)
(5,360)	WPX Energy, Inc.*	(85,974)
		(982,369)
	FINANCIAL — (9.6)%
(14,211)	Brighthouse Financial, Inc.*	(563,182)
(127,283)	Colony Capital, Inc. - REIT	(747,151)
(25,478)	Invesco Ltd.3	(553,127)
(9,260)	JBG SMITH Properties - REIT	(347,065)
(40,293)	New York Community Bancorp, Inc.	(386,007)
(3,977)	OneMain Holdings, Inc.*	(113,424)
(54,962)	TFS Financial Corp.	(808,491)
(23,105)	Uniti Group, Inc. - REIT*	(442,230)
		(3,960,677)
	INDUSTRIAL — (1.2)%
(48,780)	General Electric Co.	(492,678)
	TECHNOLOGY — (1.9)%
(5,895)	Workday, Inc. - Class A*	(784,153)
	TOTAL COMMON STOCKS (Proceeds $11,944,605)	(11,016,590)

	TOTAL SECURITIES SOLD SHORT (Proceeds $11,944,605)	$(11,016,590)

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	The rate is the annualized seven-day yield at period end.
[3]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	21.0%
Financial	20.5%
Consumer, Cyclical	19.0%
Technology	10.8%
Energy	8.0%
Utilities	7.9%
Industrial	5.7%
Communications	2.4%
Total Common Stocks	95.3%
Short-Term Investments	20.9%
Total Investments	116.2%
Liabilities in Excess of Other Assets	(16.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	Common Stocks – 95.6%
	Basic Materials – 2.1%
183,188	Covestro A.G.[1]	$11,813,375
4,659	LyondellBasell Industries N.V. - Class A2, 3	415,909
72,400	West Fraser Timber Co., Ltd.	3,637,323
		15,866,607
	Communications – 10.1%
192	Amazon.com, Inc.*3	306,818
3,030	Booking Holdings, Inc.*3	5,679,978
386,720	Cisco Systems, Inc.[3]	17,692,440
425,512	eBay, Inc.*3	12,352,613
61,360	F5 Networks, Inc.*3	10,755,181
16,200	Kakaku.com, Inc.	293,416
2,963	Motorola Solutions, Inc.[3]	363,145
38,000	NTT DOCOMO, Inc.	942,356
2,091,800	Rakuten, Inc.	14,148,907
10,467	RTL Group S.A.	671,806
53,640	TripAdvisor, Inc.*3	2,796,790
8,430	Twenty-First Century Fox, Inc. - Class B3	380,867
41,719	Viacom, Inc. - Class B3	1,334,174
363,200	ZOZO, Inc.	8,714,636
		76,433,127
	Consumer, Cyclical – 19.3%
23,314	Bayerische Motoren Werke A.G.	1,755,901
125,736	Best Buy Co., Inc.[3]	8,821,638
137,421	Darden Restaurants, Inc.[3]	14,642,207
389,524	Deutsche Lufthansa A.G.	7,818,848
336,896	easyJet PLC	5,160,830
50,916	Flight Centre Travel Group Ltd.	1,679,601
423,093	Gap, Inc.[3]	11,550,439
6,076,100	Genting Singapore PLC	3,866,649
8,832	HUGO BOSS A.G.	631,154
112,129	Kohl's Corp.[3]	8,491,529
2,822,000	Li & Fung Ltd.	560,046
103,012	Lululemon Athletica, Inc.*3	14,496,879
266,823	Macy's, Inc.[3]	9,149,361
46,000	Marubeni Corp.	373,000
152,589	Michael Kors Holdings Ltd.*2, 3	8,454,956
253,500	Mitsui & Co., Ltd.	4,235,633
182,953	Pandora A/S	11,446,193
146,838	Peugeot S.A.	3,490,400
68,494	Ralph Lauren Corp.[3]	8,877,507
9,600	Sankyo Co., Ltd.	366,535
142,200	Sumitomo Corp.	2,156,702

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Number of Shares		Value
	Common Stocks (Continued)
	Consumer, Cyclical (Continued)
22,175	Swatch Group A.G. - Registered Shares	$1,480,126
5,482	Swatch Group A.G. - Bearer Shares	1,851,584
251,218	Tapestry, Inc.[3]	10,629,034
23,045	TUI A.G.	382,322
497,400	Yamada Denki Co., Ltd.	2,345,415
238,500	Yue Yuen Industrial Holdings Ltd.	654,862
		145,369,351
	Consumer, Non-cyclical – 18.2%
288,210	a2 Milk Co., Ltd.*	1,977,544
34,519	AbbVie, Inc.[3]	2,687,304
293,788	Adecco Group A.G.	14,386,103
40,100	Alfresa Holdings Corp.	1,069,534
30,990	Amgen, Inc.[3]	5,974,562
83,128	Archer-Daniels-Midland Co.[3]	3,927,798
27,100	Astellas Pharma, Inc.	418,701
234,390	Atlantia S.p.A.	4,709,728
452	Chocoladefabriken Lindt & Spruengli A.G.	3,116,063
406,399	Coca-Cola Amatil Ltd.	2,860,190
526,227	Coca-Cola European Partners PLC[2,3]	23,938,066
3,611	Coloplast A/S - Class B	336,955
430,100	Empire Co., Ltd.	7,824,455
117,216	Estee Lauder Cos., Inc. - Class A3	16,110,167
4,112	Express Scripts Holding Co.*3	398,741
786,000	First Pacific Co., Ltd.	351,735
41,600	Gilead Sciences, Inc.[3]	2,836,288
3,081	IDEXX Laboratories, Inc.*3	653,542
84,627	ManpowerGroup, Inc.[3]	6,456,194
56,600	Medipal Holdings Corp.	1,211,585
140,600	Persol Holdings Co., Ltd.	2,667,411
13,000	Pola Orbis Holdings, Inc.	347,283
56,566	Randstad Holding N.V.	2,845,938
148,445	Robert Half International, Inc.[3]	8,985,376
4,300	Shiseido Co., Ltd.	271,311
9,200	Suzuken Co., Ltd.	465,662
28,932	United Therapeutics Corp.*3	3,207,402
108,623	Varian Medical Systems, Inc.*3	12,966,327
20,549	Western Union Co.[3]	370,704
98,424	William Demant Holding A/S*	3,235,366
		136,608,035
	Energy – 8.6%
171,006	Caltex Australia Ltd.	3,421,706
146,896	HollyFrontier Corp.[3]	9,906,666
1,885,700	JXTG Holdings, Inc.	12,741,642

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Number of Shares		Value
	Common Stocks (Continued)
	Energy (Continued)
146,703	Phillips 66[3]	$15,084,002
496,917	Repsol S.A.	8,879,162
173,149	Royal Dutch Shell PLC - B Shares	5,646,530
462,600	Showa Shell Sekiyu KK	8,829,261
		64,508,969
	Financial – 8.3%
720,265	AGNC Investment Corp. - REIT[3]	12,849,527
1,053,870	Annaly Capital Management, Inc. - REIT[3]	10,401,697
237,000	CI Financial Corp.	3,505,044
236,063	Jefferies Financial Group, Inc.[3]	5,068,273
59,800	Jones Lang LaSalle, Inc.[3]	7,909,148
649,000	Kerry Properties Ltd.	2,043,233
1,267,577	Medibank Pvt Ltd.	2,513,341
638,100	Power Corp. of Canada	13,173,990
135,900	RioCan Real Estate Investment Trust - REIT	2,477,478
78,700	SmartCentres Real Estate Investment Trust	1,798,174
23,456	Voya Financial, Inc.[3]	1,026,434
		62,766,339
	Industrial – 12.1%
290,579	Aurizon Holdings Ltd.	865,749
8,988	Avnet, Inc.[3]	360,149
192,200	Brother Industries Ltd.	3,517,566
55,600	CAE, Inc.	980,655
189,025	DSV A/S	15,164,454
206,015	Expeditors International of Washington, Inc.[3]	13,840,088
20,448	Huntington Ingalls Industries, Inc.[3]	4,467,479
57,000	Kamigumi Co., Ltd.	1,176,175
12,600	Kyushu Railway Co.	386,946
32,082	Lockheed Martin Corp.[3]	9,427,296
14,800	Nippon Express Co., Ltd.	934,006
32,530	Norfolk Southern Corp.[3]	5,459,510
66,180	Old Dominion Freight Line, Inc.[3]	8,631,195
76,824	Raytheon Co.[3]	13,447,273
118,599	Spirit AeroSystems Holdings, Inc. - Class A3	9,963,502
5,700	West Japan Railway Co.	383,368
2,042,100	Yangzijiang Shipbuilding Holdings Ltd.	1,830,991
		90,836,402
	Technology – 14.1%
143,259	Broadridge Financial Solutions, Inc.[3]	16,752,707
217,600	CGI Group, Inc.*	13,437,812
92,127	Citrix Systems, Inc.*3	9,440,254
11,500	Constellation Software, Inc.	7,914,254

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Number of Shares		Value
	Common Stocks (Continued)
	Technology (Continued)
168,410	DXC Technology Co.[3]	$12,265,300
184,028	Fortinet, Inc.*3	15,123,421
1,705	Intuit, Inc.[3]	359,755
55,196	KLA-Tencor Corp.[3]	5,052,642
181,800	Konica Minolta, Inc.	1,799,528
7,305	Maxim Integrated Products, Inc.[3]	365,396
165,700	Mixi, Inc.	3,620,537
97,661	NetApp, Inc.[3]	7,665,412
19,400	Otsuka Corp.	643,476
167,534	Paychex, Inc.[3]	10,971,802
4,500	Tokyo Electron Ltd.	607,269
		106,019,565
	Utilities – 2.8%
244,290	Entergy Corp.[3]	20,508,145
4,719	Pinnacle West Capital Corp.[3]	388,138
		20,896,283
	Total Common Stocks (Cost $748,123,699)	719,304,678

Principal Amount
	Short-Term Investments – 17.0%
$127,472,059	UMB Money Market Fiduciary, 0.25%[4]	127,472,059

	Total Short-Term Investments (Cost $127,472,059)	127,472,059

	Total Investments – 112.6% (Cost $875,595,758)	846,776,737

	Liabilities in Excess of Other Assets – (12.6)%	(94,916,018)

	Total Net Assets – 100.0%	$751,860,719

Number of Shares
	Securities Sold Short – (26.4)%
	Common Stocks – (26.4)%
	Basic Materials – (5.0)%
(11,200)	Agnico Eagle Mines Ltd.	(395,594)
(385,600)	Barrick Gold Corp.	(4,829,885)
(528,000)	First Quantum Minerals Ltd.	(5,269,974)
(6,200)	Franco-Nevada Corp.	(387,212)
(370,100)	Goldcorp, Inc.	(3,342,567)
(211,600)	Nutrien Ltd.	(11,201,218)

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Basic Materials (Continued)
(564,569)	ThyssenKrupp A.G.	$(11,833,824)
(186,200)	Turquoise Hill Resources Ltd.*	(313,987)
		(37,574,261)
	Communications – (1.0)%
(12,065)	Charter Communications, Inc. - Class A*	(3,865,264)
(54,960)	Discovery, Inc. - Class C*	(1,610,878)
(3,270)	Iliad S.A.	(377,957)
(14,616)	Liberty Global PLC*2	(365,985)
(8,200)	Shopify, Inc.*	(1,132,802)
(11,495)	Zayo Group Holdings, Inc.*	(343,470)
		(7,696,356)
	Consumer, Cyclical – (2.3)%
(185,302)	Live Nation Entertainment, Inc.*	(9,691,295)
(409,246)	Newell Brands, Inc.	(6,498,826)
(11,746)	Whirlpool Corp.	(1,289,241)
		(17,479,362)
	Consumer, Non-cyclical – (5.6)%
(33,407)	Alkermes PLC*2	(1,364,008)
(82,724)	Alnylam Pharmaceuticals, Inc.*	(6,653,491)
(126,568)	BioMarin Pharmaceutical, Inc.*	(11,665,773)
(162,195)	Incyte Corp.*	(10,513,480)
(118,902)	Nektar Therapeutics*	(4,599,129)
(136,751)	Seattle Genetics, Inc.*	(7,675,834)
		(42,471,715)
	Energy – (4.4)%
(59,565)	Apache Corp.	(2,253,344)
(12,241)	Baker Hughes a GE Co.	(326,712)
(103,990)	Cheniere Energy, Inc.*	(6,282,036)
(3,980)	Cimarex Energy Co.	(316,291)
(3,703)	Concho Resources, Inc.*	(515,050)
(186,690)	Devon Energy Corp.	(6,048,756)
(259,459)	EQT Corp.	(8,813,822)
(62,468)	Hess Corp.	(3,585,663)
(46,962)	John Wood Group PLC	(427,994)
(58,100)	PrairieSky Royalty Ltd.	(882,644)
(56,819)	Targa Resources Corp.	(2,935,838)
(14,013)	Williams Cos., Inc.	(340,936)
		(32,729,086)
	Financial – (2.1)%
(394,800)	Acom Co., Ltd.	(1,453,219)

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2018

Number of Shares		Value
	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Financial (Continued)
(9,358)	Brighthouse Financial, Inc.*	$(370,857)
(33,529)	Deutsche Bank A.G.	(327,699)
(46,235)	Invitation Homes, Inc. - REIT	(1,011,622)
(3,397,950)	Melrose Industries PLC	(7,314,018)
(30,459)	SBA Communications Corp. - Class A*	(4,939,536)
		(15,416,951)
	Industrial – (3.5)%
(973)	AP Moller - Maersk A/S - Class A	(1,154,664)
(4,144)	AP Moller - Maersk A/S - Class B	(5,230,600)
(50,594)	Cognex Corp.	(2,167,447)
(1,214,017)	General Electric Co.	(12,261,572)
(397,524)	Tenaris S.A.	(5,851,694)
		(26,665,977)
	Technology – (2.5)%
(433,743)	Advanced Micro Devices, Inc.*	(7,898,460)
(79,271)	Autodesk, Inc.*	(10,245,777)
(37,400)	BlackBerry Ltd.*	(345,165)
		(18,489,402)
	Total Common Stocks (Proceeds $226,077,345)	(198,523,110)
	Total Securities Sold Short (Proceeds $226,077,345)	$(198,523,110)

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $11,813,375 which represents 1.57% of Net Assets.
[2]	Foreign security denominated in U.S. Dollars.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	55.3%
Japan	9.9%
Canada	9.2%
United Kingdom	5.0%
Denmark	4.0%
Germany	3.0%
Switzerland	2.8%
Australia	1.5%
Spain	1.2%
Netherlands	1.1%
China	0.7%
Italy	0.6%
Singapore	0.5%
France	0.5%
New Zealand	0.2%
Luxembourg	0.1%
Total Common Stocks	95.6%
Short-Term Investments	17.0%
Total Investments	112.6%
Liabilities in Excess of Other Assets	(12.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 12.8%
	COMMUNICATIONS — 1.8%
1,129	Discovery, Inc. - Class A*	$36,568
3,724	Telefonaktiebolaget LM Ericsson - ADR	32,250
1,212	Verizon Communications, Inc.	69,193
592	Walt Disney Co.	67,980
		205,991
	CONSUMER, CYCLICAL — 3.0%
302	Dolby Laboratories, Inc. - Class A	20,781
9,089	Gol Linhas Aereas Inteligentes S.A. - ADR*	90,072
40	O'Reilly Automotive, Inc.*	12,830
1,388	Spirit Airlines, Inc.*	72,037
959	Walgreens Boots Alliance, Inc.	76,499
747	Walmart, Inc.	74,909
		347,128
	CONSUMER, NON-CYCLICAL — 4.8%
1,491	Coca-Cola Co.	71,389
691	Eli Lilly & Co.	74,932
3,815	Endo International PLC*	64,626
1,463	I3 Verticals, Inc. - Class A*	31,440
215	Illumina, Inc.*	66,897
261	Johnson & Johnson	36,537
878	Merck & Co., Inc.	64,630
258	Merit Medical Systems, Inc.*	14,737
464	Pacira Pharmaceuticals, Inc.*	22,685
815	Pfizer, Inc.	35,094
793	Procter & Gamble Co.	70,323
		553,290
	ENERGY — 1.0%
6,571	Petroleo Brasileiro S.A. - ADR	106,779
	FINANCIAL — 1.2%
5,859	Banco Santander Brasil S.A. - ADR	66,383
397	CME Group, Inc.	72,746
		139,129
	INDUSTRIAL — 0.3%
1,004	Casella Waste Systems, Inc. - Class A*	32,690
	UTILITIES — 0.7%
124	Ameren Corp.	8,008

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
11,785	Centrais Eletricas Brasileiras S.A. - ADR*	$73,421
		81,429
	TOTAL COMMON STOCKS (Cost $1,376,306)	1,466,436
	EXCHANGE-TRADED FUNDS — 76.8%
2,150	Health Care Select Sector SPDR Fund	190,705
27,679	Invesco DB Agriculture Fund*	481,891
24,733	Invesco DB Energy Fund*[1]	408,342
55,334	iShares Short Maturity Bond ETF[1]	2,773,340
49,147	JPMorgan Ultra-Short Income ETF	2,465,459
24,786	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund[1]	2,517,762
	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,814,903)	8,837,499

Principal Amount
	SHORT-TERM INVESTMENTS — 14.3%
$1,642,835	UMB Money Market Fiduciary, 0.25%[2]	1,642,835
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,642,835)	1,642,835

	TOTAL INVESTMENTS — 103.9% (Cost $11,834,044)	11,946,770

	Liabilities in Excess of Other Assets — (3.9)%	(444,060)
	TOTAL NET ASSETS — 100.0%	$11,502,710

Number of Shares
	SECURITIES SOLD SHORT — (23.6)%
	COMMON STOCKS — (23.6)%
	BASIC MATERIALS — (1.3)%
(1,937)	Steel Dynamics, Inc.	(76,705)
(2,674)	United States Steel Corp.	(70,941)
		(147,646)
	COMMUNICATIONS — (2.8)%
(341)	Alibaba Group Holding Ltd. - ADR*	(48,517)
(54)	Amazon.com, Inc.*	(86,293)
(480)	Facebook, Inc. - Class A*	(72,859)
(290)	Netflix, Inc.*	(87,516)
(657)	Zillow Group, Inc. - Class C*	(26,451)
		(321,636)

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL — (6.3)%
(2,131)	AutoNation, Inc.*	$(86,263)
(1,147)	DR Horton, Inc.	(41,246)
(2,186)	Harley-Davidson, Inc.	(83,549)
(1,017)	Hyatt Hotels Corp. - Class A	(70,376)
(1,057)	InterContinental Hotels Group PLC - ADR	(56,824)
(956)	Jack in the Box, Inc.	(75,457)
(734)	Las Vegas Sands Corp.	(37,456)
(1,165)	Toll Brothers, Inc.	(39,214)
(356)	Visteon Corp.*	(28,138)
(791)	WABCO Holdings, Inc.*	(84,993)
(1,830)	Wyndham Hotels & Resorts, Inc.	(90,201)
(388)	Wynn Resorts Ltd.	(39,033)
		(732,750)
	CONSUMER, NON-CYCLICAL — (2.2)%
(816)	Avery Dennison Corp.	(74,028)
(326)	New Oriental Education & Technology Group, Inc. - ADR*	(19,074)
(468)	S&P Global, Inc.	(85,326)
(1,915)	Sotheby's*	(80,430)
		(258,858)
	ENERGY — (2.1)%
(753)	Core Laboratories N.V.3	(64,186)
(1,315)	HollyFrontier Corp.	(88,683)
(941)	Valero Energy Corp.	(85,716)
		(238,585)
	FINANCIAL — (5.8)%
(573)	Affiliated Managers Group, Inc.	(65,127)
(2,906)	Ally Financial, Inc.	(73,841)
(1,354)	American International Group, Inc.	(55,907)
(4,687)	First Horizon National Corp.	(75,648)
(659)	Interactive Brokers Group, Inc. - Class A	(32,561)
(3,857)	Invesco Ltd.[3]	(83,736)
(779)	Northern Trust Corp.	(73,281)
(504)	PNC Financial Services Group, Inc.	(64,759)
(8,243)	SLM Corp.*	(83,584)
(1,364)	Walker & Dunlop, Inc.	(57,233)
		(665,677)
	INDUSTRIAL — (0.7)%
(711)	J.B. Hunt Transport Services, Inc.	(78,644)

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY — (2.4)%
(1,431)	Applied Materials, Inc.	$(47,051)
(644)	KLA-Tencor Corp.	(58,952)
(443)	Lam Research Corp.	(62,787)
(893)	Texas Instruments, Inc.	(82,897)
(514)	Western Digital Corp.	(22,138)
		(273,825)

	TOTAL COMMON STOCKS (Proceeds $2,833,392)	(2,717,621)

	TOTAL SECURITIES SOLD SHORT (Proceeds $2,833,392)	$(2,717,621)

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	The rate is the annualized seven-day yield at period end.
[3]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	4.8%
Consumer, Cyclical	3.0%
Communications	1.8%
Financial	1.2%
Energy	1.0%
Utilities	0.7%
Industrial	0.3%
Total Common Stocks	12.8%
Exchange-Traded Funds	76.8%
Short-Term Investments	14.3%
Total Investments	103.9%
Liabilities in Excess of Other Assets	(3.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 98.8%
	BASIC MATERIALS — 2.9%
16,911	Cleveland-Cliffs, Inc.*	$181,962
6,274	Koppers Holdings, Inc.*	167,829
3,291	Materion Corp.	187,028
10,732	Rayonier Advanced Materials, Inc.	132,862
6,904	Schnitzer Steel Industries, Inc. - Class A	185,718
		855,399
	COMMUNICATIONS — 3.6%
7,386	Boingo Wireless, Inc.*	231,404
11,596	EW Scripps Co. - Class A	195,045
16,138	QuinStreet, Inc.*	256,594
813	Stamps.com, Inc.*	164,364
10,985	TechTarget, Inc.*	223,215
		1,070,622
	CONSUMER, CYCLICAL — 13.5%
3,472	BJ's Restaurants, Inc.	212,417
7,651	Boot Barn Holdings, Inc.*	188,827
1,038	Cavco Industries, Inc.*	208,233
3,571	Dave & Buster's Entertainment, Inc.	212,653
2,853	Dine Brands Global, Inc.	231,207
19,334	Express, Inc.*	170,333
4,052	Fox Factory Holding Corp.*	217,714
9,552	KB Home	190,753
4,202	Malibu Boats, Inc. - Class A*	168,920
4,711	Marcus Corp.	183,823
5,725	MCBC Holdings, Inc.*	169,918
7,118	MDC Holdings, Inc.	200,016
8,850	Meritor, Inc.*	150,362
5,031	Movado Group, Inc.	193,744
4,589	Rush Enterprises, Inc. - Class A	162,405
7,805	Ruth's Hospitality Group, Inc.	210,969
7,221	SeaWorld Entertainment, Inc.*	188,613
5,216	Sleep Number Corp.*	189,706
11,774	Steelcase, Inc. - Class A	195,448
6,629	Tailored Brands, Inc.	139,275
10,069	Tilly's, Inc. - Class A	178,624
		3,963,960
	CONSUMER, NON-CYCLICAL — 22.7%
1,977	Amedisys, Inc.*	217,470
14,662	Arrowhead Pharmaceuticals, Inc.*	186,501
3,646	BioTelemetry, Inc.*	211,833
7,161	Cardtronics PLC - Class A*[1]	194,493

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
5,441	Chefs' Warehouse, Inc.*	$182,981
7,954	Chegg, Inc.*	216,985
730	Chemed Corp.	222,161
2,415	Enanta Pharmaceuticals, Inc.*	186,341
9,497	EVERTEC, Inc.[1]	247,682
3,093	Green Dot Corp. - Class A*	234,264
1,817	Haemonetics Corp.*	189,822
2,257	HealthEquity, Inc.*	207,193
6,712	Heron Therapeutics, Inc.*	186,325
12,153	Horizon Pharma PLC*[1]	221,306
2,908	ICF International, Inc.	214,145
892	Inogen, Inc.*	169,096
3,042	Integer Holdings Corp.*	226,538
8,183	Intellia Therapeutics, Inc.*	138,947
3,200	Inter Parfums, Inc.	188,768
3,642	Korn/Ferry International	164,400
2,415	LHC Group, Inc.*	220,803
864	Ligand Pharmaceuticals, Inc.*	142,396
6,818	Mallinckrodt PLC*[1]	170,859
927	Medifast, Inc.	196,227
3,476	Medpace Holdings, Inc.*	181,100
4,327	Myriad Genetics, Inc.*	194,845
4,214	Pacira Pharmaceuticals, Inc.*	206,022
4,680	Puma Biotechnology, Inc.*	173,394
3,164	REGENXBIO, Inc.*	210,944
2,963	Surmodics, Inc.*	187,943
1,874	U.S. Physical Therapy, Inc.	201,492
1,835	USANA Health Sciences, Inc.*	214,732
9,785	Vanda Pharmaceuticals, Inc.*	185,621
16,019	Vericel Corp.*	178,612
		6,672,241
	ENERGY — 4.9%
6,029	Bonanza Creek Energy, Inc.*	155,247
18,375	Gulfport Energy Corp.*	167,396
21,299	Helix Energy Solutions Group, Inc.*	181,467
28,973	Laredo Petroleum, Inc.*	151,819
18,501	Oasis Petroleum, Inc.*	186,120
4,210	PDC Energy, Inc.*	178,714
36,800	Southwestern Energy Co.*	196,512
20,478	TerraForm Power, Inc. - Class A	230,787
		1,448,062

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL — 24.4%
3,685	Agree Realty Corp. - REIT	$211,040
5,579	American Assets Trust, Inc. - REIT	214,010
6,147	American Equity Investment Life Holding Co.	191,909
3,362	Banner Corp.	194,391
6,585	Blackstone Mortgage Trust, Inc. - Class A - REIT	222,178
14,670	Boston Private Financial Holdings, Inc.	198,045
4,620	Cathay General Bancorp	174,035
5,107	Columbia Banking System, Inc.	189,419
3,389	Community Bank System, Inc.	197,884
8,688	CoreCivic, Inc. - REIT	195,132
22,273	Cousins Properties, Inc. - REIT	185,089
3,756	Eagle Bancorp, Inc.*	184,683
2,099	EastGroup Properties, Inc. - REIT	201,063
7,728	Enova International, Inc.*	182,767
23,358	FGL Holdings*[1]	184,528
20,634	First BanCorp*[1]	190,452
3,531	First Financial Bankshares, Inc.	208,294
4,439	First Merchants Corp.	184,707
11,940	Fulton Financial Corp.	191,159
2,651	IBERIABANK Corp.	197,473
2,486	Independent Bank Corp.	195,027
2,916	Kemper Corp.	219,254
11,659	Kennedy-Wilson Holdings, Inc.	221,288
13,928	Ladder Capital Corp. - REIT	234,548
4,127	Lakeland Financial Corp.	177,585
17,258	MGIC Investment Corp.*	210,720
1,638	National Bank Holdings Corp. - Class A	55,299
2,608	National Health Investors, Inc. - REIT	191,584
11,730	Northwest Bancshares, Inc.	189,322
13,439	OFG Bancorp[1]	229,672
4,723	PotlatchDeltic Corp. - REIT	171,209
11,415	Radian Group, Inc.	219,054
2,734	Ryman Hospitality Properties, Inc. - REIT	212,131
9,122	Tier REIT, Inc. - REIT	197,674
4,131	Universal Insurance Holdings, Inc.	173,419
9,900	Waddell & Reed Financial, Inc. - Class A	188,793
4,605	WesBanco, Inc.	184,660
		7,169,497
	INDUSTRIAL — 15.3%
4,277	ArcBest Corp.	158,762
9,947	Atkore International Group, Inc.*	191,579

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
3,070	Atlas Air Worldwide Holdings, Inc.*	$158,473
3,973	AZZ, Inc.	176,203
3,926	Comfort Systems USA, Inc.	209,963
5,772	Continental Building Products, Inc.*	160,519
6,996	Covenant Transportation Group, Inc. - Class A*	175,110
2,885	Cubic Corp.	189,285
2,774	EMCOR Group, Inc.	196,899
4,017	Exponent, Inc.	202,698
3,946	Generac Holdings, Inc.*	200,181
3,472	Greif, Inc. - Class A	164,226
9,592	Harsco Corp.*	263,492
8,345	KEMET Corp.*	181,754
5,441	Kennametal, Inc.	192,883
12,350	Knowles Corp.*	199,823
13,711	NCI Building Systems, Inc.*	167,960
2,876	OSI Systems, Inc.*	198,904
10,894	PGT Innovations, Inc.*	220,712
1,596	Proto Labs, Inc.*	190,642
7,690	Sanmina Corp.*	194,557
2,411	SYNNEX Corp.	187,118
9,564	Vishay Intertechnology, Inc.	175,021
4,991	Werner Enterprises, Inc.	160,660
		4,517,424
	TECHNOLOGY — 8.7%
1,776	Cabot Microelectronics Corp.	173,373
1,357	CACI International, Inc. - Class A*	242,170
8,984	Cohu, Inc.	186,867
5,133	Cree, Inc.*	199,263
5,437	CSG Systems International, Inc.	190,839
3,480	Envestnet, Inc.*	181,030
7,947	Evolent Health, Inc. - Class A*	176,424
4,920	Five9, Inc.*	193,651
6,258	ForeScout Technologies, Inc.*	172,345
1,791	HubSpot, Inc.*	242,949
2,502	Qualys, Inc.*	178,243
2,312	SPS Commerce, Inc.*	215,224
6,230	Upland Software, Inc.*	196,494
		2,548,872
	UTILITIES — 2.8%
3,342	Black Hills Corp.	198,849
2,750	ONE Gas, Inc.	217,003

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
5,386	PNM Resources, Inc.	$206,876
4,680	Portland General Electric Co.	210,974
		833,702
	Total Common Stocks (Cost $29,717,067)	29,079,779

Principal Amount
	SHORT-TERM INVESTMENTS — 2.0%
$593,743	UMB Money Market Fiduciary, 0.25%[2]	593,743
	TOTAL SHORT-TERM INVESTMENTS (Cost $593,743)	593,743

	TOTAL INVESTMENTS — 100.8% (Cost $30,310,810)	29,673,522

	Liabilities in Excess of Other Assets — (0.8)%	(248,052)
	TOTAL NET ASSETS — 100.0%	$29,425,470

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	24.4%
Consumer, Non-cyclical	22.7%
Industrial	15.3%
Consumer, Cyclical	13.5%
Technology	8.7%
Energy	4.9%
Communications	3.6%
Basic Materials	2.9%
Utilities	2.8%
Total Common Stocks	98.8%
Short-Term Investments	2.0%
Total Investments	100.8%
Liabilities in Excess of Other Assets	(0.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2018

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Assets:
Investments, at cost	$245,061,440	$79,876,124	$49,009,695
Purchased options contracts, at cost	-	-	-
Foreign currency, at cost	-	1,543,908	-
Investments, at value	$245,185,555	$79,874,546	$47,978,214
Foreign currency, at value	-	1,532,748	-
Unrealized appreciation on open futures contracts	-	169,604	-
Cash	-	-	-
Cash deposited with brokers for securities sold short	-	-	4,405,589
Cash deposited with brokers for futures contracts	12,703,434	5,480,361	-
Receivables:
Investment securities sold	-	-	-
Fund shares sold	80,665	147,982	193
Dividends and interest	528,725	1,187	26,761
Due from Advisor	-	-	-
Prepaid expenses	24,487	9,414	13,493
Other assets	4,304	2,949	-
Total assets	258,527,170	87,218,791	52,424,250

Liabilities:
Securities sold short, proceeds	$-	$-	$11,944,605
Securities sold short, at value	$-	$-	$11,016,590
Due to brokers for futures contracts	-	6,539	-
Unrealized depreciation on open futures contracts	1,622,447	791,117	-
Variation margin	49	1,123	-
Payables:
Investment securities purchased	-	-	-
Fund shares redeemed	10,747,830	70,435	-
Advisory fees	339,280	107,203	51,154
Sub-advisory fees	18,900	-	-
Shareholder servicing fees	34,262	15,718	1,282
Distribution fees (Note 7)	11,091	3,909	144
Fund administration fees	47,979	16,479	11,856
Transfer agent fees and expenses	30,230	13,189	10,279
Auditing fees	19,500	19,500	19,500
Shareholder reporting fees	15,886	8,457	494
Custody fees	12,085	4,068	3,763
Chief Compliance Officer fees	3,073	901	1,777
Trustees' deferred compensation (Note 3)	1,833	1,515	1,560
Trustees' fees and expenses	780	109	122
Dividends and interest on securities sold short	-	-	27,706
Accrued other expenses	8,448	2,962	4,996
Total liabilities	12,913,673	1,063,224	11,151,223

Net Assets	$245,613,497	$86,155,567	$41,273,027

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2018

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$252,160,705	$93,255,690	$38,742,001
Total distributable earnings (loss)	(6,547,208)	(7,100,123)	2,531,026
Net Assets	$245,613,497	$86,155,567	$41,273,027

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$55,187,679	$14,677,231	$690,790
Shares of beneficial interest issued and outstanding	4,890,442	1,442,869	63,020
Redemption price per share	$11.28	$10.17	$10.96

Class I Shares:
Net assets applicable to shares outstanding	$190,425,818	$71,478,336	$9,261,370
Shares of beneficial interest issued and outstanding	16,592,457	6,939,804	840,139
Redemption price per share	$11.48	$10.30	$11.02

Class Y Shares:
Net assets applicable to shares outstanding	$-	$-	$31,320,867
Shares of beneficial interest issued and outstanding	-	-	2,835,023
Redemption price per share	$-	$-	$11.05

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2018

	361 Global Long/Short	361 Macro	361 U.S. Small Cap
	Equity Fund	Opportunity Fund	Equity Fund
Assets:
Investments, at cost	$875,595,758	$11,834,044	$30,310,810
Purchased options contracts, at cost	-	-	-
Foreign currency, at cost	-	-	-
Investments, at value	$846,776,737	$11,946,770	$29,673,522
Foreign currency, at value	-	-	-
Unrealized appreciation on open futures contracts	-	-	-
Cash	-	38,223	-
Cash deposited with brokers for securities sold short	106,816,576	3,012,054	-
Cash deposited with brokers for futures contracts	-	-	-
Receivables:
Investment securities sold	-	364,857	716,552
Fund shares sold	573,436	-	9,982
Dividends and interest	1,588,198	5,426	22,840
Due from Advisor	-	-	6,417
Prepaid expenses	53,014	11,077	28,865
Other assets	-	-	-
Total assets	955,807,961	15,378,407	30,458,178

Liabilities:
Securities sold short, proceeds	$226,077,345	$2,833,392	$-
Securities sold short, at value	$198,523,110	$2,717,621	$-
Due to brokers for futures contracts	-	-	-
Unrealized depreciation on open futures contracts	-	-	-
Variation margin	-	-	-
Payables:
Investment securities purchased	-	1,084,304	961,897
Fund shares redeemed	3,898,752	187	17,773
Advisory fees	778,517	21,349	-
Sub-advisory fees	-	-	-
Shareholder servicing fees	94,073	306	919
Distribution fees (Note 7)	14,529	52	430
Fund administration fees	100,287	10,100	10,502
Custody fees	43,576	6,487	9,137
Transfer agent fees and expenses	27,629	7,367	10,384
Auditing fees	19,500	19,500	17,900
Trustees' deferred compensation (Note 3)	2,123	1,416	1,419
Chief Compliance Officer fees	1,767	790	714
Trustees' fees and expenses	465	76	22
Shareholder reporting fees	-	1,706	276
Dividends and interest on securities sold short	402,934	1,550	-
Accrued other expenses	39,980	2,886	1,335
Total liabilities	203,947,242	3,875,697	1,032,708

Net Assets	$751,860,719	$11,502,710	$29,425,470

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2018

	361 Global Long/Short	361 Macro	361 U.S. Small Cap
	Equity Fund	Opportunity Fund	Equity Fund
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$735,841,517	$12,485,656	$31,142,322
Total distributable earnings (loss)	16,019,202	(982,946)	(1,716,852)
Net Assets	$751,860,719	$11,502,710	$29,425,470

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$70,194,122	$226,567	$1,976,080
Shares of beneficial interest issued and outstanding	6,201,795	24,043	185,320
Redemption price per share	$11.32	$9.42	$10.66

Class I Shares:
Net assets applicable to shares outstanding	$536,076,395	$11,276,143	$27,339,817
Shares of beneficial interest issued and outstanding	47,157,189	1,183,913	2,550,437
Redemption price per share	$11.37	$9.52	$10.72

Class Y Shares:
Net assets applicable to shares outstanding	$145,590,202	$-	$109,573
Shares of beneficial interest issued and outstanding	12,780,714	-	10,220
Redemption price per share	$11.39	$-	$10.72

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2018

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $0 and $8, respectively)	$-	$-	$568,343
Interest	6,428,513	1,442,060	121,763
Total investment income	6,428,513	1,442,060	690,106

Expenses:
Advisory fees	4,442,037	1,394,774	390,915
Sub-advisory fees	279,948	-	-
Shareholder servicing fees - Class I (Note 8)	233,703	96,791	4,818
Shareholder servicing fees - Investor Class (Note 8)	68,264	31,196	997
Fund administration fees	223,171	91,246	45,220
Distribution fees (Note 7)	167,390	68,003	1,662
Transfer agent fees and expenses	111,813	55,640	44,340
Fund accounting fees	81,450	32,276	24,331
Registration fees	44,842	55,025	45,409
Shareholder reporting fees	42,614	27,938	2,605
Custody fees	29,804	18,382	10,454
Auditing fees	19,500	19,500	19,500
Legal fees	16,196	21,298	13,659
Chief Compliance Officer fees	15,413	4,650	9,792
Trustees' fees and expenses	9,176	7,475	7,949
Miscellaneous	8,004	6,704	4,732
Insurance fees	2,691	1,553	1,129
Interest expense	-	31,890	172,368
Dividends on securities sold short	-	-	265,450
Offering costs	-	-	-

Total expenses	5,796,016	1,964,341	1,065,330
Advisory/sub-advisory fees recovered (waived)	(30,691)	77,081	(126,060)
Other expenses absorbed	-	-	-
Net expenses	5,765,325	2,041,422	939,270
Net investment income (loss)	663,188	(599,362)	(249,164)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(27,566)	564	3,930,693
Purchased options contracts	-	-	-
Written options contracts	-	-	-
Futures contracts	346,331	(5,913,904)	-
Securities sold short	-	-	(826,425)
Foreign currency transactions	-	(31,258)	2
Net realized gain (loss)	318,765	(5,944,598)	3,104,270
Net change in unrealized appreciation/depreciation on:
Investments	(612,588)	(1,578)	(3,483,181)
Purchased options contracts	-	-	-
Futures contracts	(3,350,820)	(712,574)	-
Securities sold short	-	-	1,233,663
Foreign currency translations	-	(44,576)	-
Net change in unrealized appreciation/depreciation	(3,963,408)	(758,728)	(2,249,518)
Net realized and unrealized gain (loss)	(3,644,643)	(6,703,326)	854,752

Net Increase (Decrease) in Net Assets from Operations	$(2,981,455)	$(7,302,688)	$605,588

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended October 31, 2018

	361 Global Long/Short	361 Macro	361 U.S. Small Cap
	Equity Fund	Opportunity Fund	Equity Fund
Investment Income:
Dividends (net of foreign withholding taxes of $596,538, $2,042, and $0, respectively)	$13,205,889	$168,188	$259,110
Interest	1,310,626	11,333	1,195
Total investment income	14,516,515	179,521	260,305

Expenses:
Advisory fees	8,243,533	148,507	173,590
Sub-advisory fees	-	-	-
Shareholder servicing fees - Class I (Note 8)	545,408	8,608	16,108
Shareholder servicing fees - Investor Class (Note 8)	114,760	176	3,146
Fund administration fees	485,885	32,869	37,281
Distribution fees (Note 7)	201,610	595	5,244
Fund accounting fees	181,434	20,475	23,074
Transfer agent fees and expenses	181,003	31,145	42,764
Custody fees	171,090	26,813	74,558
Shareholder reporting fees	94,129	3,267	3,706
Registration fees	79,809	29,529	51,015
Legal fees	29,738	11,449	14,863
Auditing fees	19,500	19,500	17,900
Miscellaneous	12,754	5,236	3,571
Trustees' fees and expenses	10,155	6,753	6,701
Chief Compliance Officer fees	9,501	4,646	4,370
Insurance fees	2,226	1,334	1,021
Interest expense	2,748,226	6,884	-
Dividends on securities sold short	2,827,757	14,230	-
Offering costs	-	-	3,646

Total expenses	15,958,518	372,016	482,558
Advisory/sub-advisory fees recovered (waived)	(303,970)	(124,646)	(173,590)
Other expenses absorbed	-	-	(100,664)
Net expenses	15,654,548	247,370	208,304
Net investment income (loss)	(1,138,033)	(67,849)	52,001

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	49,624,658	264,223	(1,121,475)
Purchased options contracts	-	(124,002)	-
Written options contracts	-	436	-
Futures contracts	-	-	-
Securities sold short	(28,258,136)	6,688	-
Foreign currency transactions	(64,271)	-	-
Net realized gain (loss)	21,302,251	147,345	(1,121,475)
Net change in unrealized appreciation/depreciation on:
Investments	(66,628,130)	(842,849)	(1,152,846)
Purchased options contracts	-	(18,449)	-
Futures contracts	-	-	-
Securities sold short	35,541,978	111,509	-
Foreign currency translations	20,097	-	-
Net change in unrealized appreciation/depreciation	(31,066,055)	(749,789)	(1,152,846)
Net realized and unrealized gain (loss)	(9,763,804)	(602,444)	(2,274,321)

Net Increase (Decrease) in Net Assets from Operations	$(10,901,837)	$(670,293)	$(2,222,320)

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$663,188	$(2,475,158)
Net realized gain on investments and futures contracts	318,765	7,094,564
Net change in unrealized appreciation/depreciation on investments and futures contracts	(3,963,408)	1,657,489
Net increase (decrease) in net assets resulting from operations	(2,981,455)	6,276,895

Capital Transactions:
Net proceeds from shares sold:
Investor Class	18,733,111	34,936,667
Class I	83,135,805	80,643,436
Cost of shares redeemed:
Investor Class	(58,090,689)	(106,791,716)
Class I	(127,663,929)	(310,626,901)
Net decrease in net assets from capital transactions	(83,885,702)	(301,838,514)

Total decrease in net assets	(86,867,157)	(295,561,619)

Net Assets:
Beginning of period	332,480,654	628,042,273
End of period[1]	$245,613,497	$332,480,654

Capital Share Transactions:
Shares sold:
Investor Class	1,635,629	3,203,468
Class I	7,133,267	7,277,572
Shares redeemed:
Investor Class	(5,067,227)	(9,760,477)
Class I	(11,015,244)	(28,064,323)
Net decrease in capital share transactions	(7,313,575)	(27,343,760)

[1]	End of year net assets includes accumulated undistributed net investment loss of $1,599,932 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income (loss) in September 2018.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(599,362)	$(850,669)
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions	(5,944,598)	5,997,723
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(758,728)	571,138
Net increase (decrease) in net assets resulting from operations	(7,302,688)	5,718,192

Distributions to Shareholders:
Distributions[1]:
Investor Class	(1,657,471)
Class I	(3,949,215)
Total	(5,606,686)

From net realized gain:
Investor Class		(357,618)
Class I		(921,188)
Total distributions		(1,278,806)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	13,368,794	27,841,272
Class I	57,568,866	60,078,929
Reinvestment of distributions:
Investor Class	1,562,992	326,560
Class I	3,666,145	877,230
Cost of shares redeemed:
Investor Class	(29,474,244)	(10,238,028)
Class I	(54,079,943)	(28,658,935)
Net increase (decrease) in net assets from capital transactions	(7,387,390)	50,227,028

Total increase (decrease) in net assets	(20,296,764)	54,666,414

Net Assets:
Beginning of period	106,452,331	51,785,917
End of period[2]	$86,155,567	$106,452,331

Capital Share Transactions:
Shares sold:
Investor Class	1,235,401	2,538,588
Class I	5,301,806	5,389,978
Shares reinvested:
Investor Class	144,188	30,605
Class I	334,808	81,603
Shares redeemed:
Investor Class	(2,812,451)	(935,155)
Class I	(5,062,586)	(2,606,108)
Net increase (decrease) in capital share transactions	(858,834)	4,499,511

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	End of year net assets includes accumulated undistributed net investment income of $0 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(249,164)	$(20,376)
Net realized gain on investments, securities sold short and foreign currency transactions	3,104,270	639,140
Net change in unrealized appreciation/depreciation on investments and securities sold short	(2,249,518)	2,967,405
Net increase in net assets resulting from operations	605,588	3,586,169

Distributions to Shareholders:
Distributions[1]:
Investor Class	(9,445)
Class I	(81,407)
Class Y	(614,030)
Total	(704,882)

From net investment income:
Investor Class		(236)
Class I		(13,283)
Class Y		(114,494)
From net realized gain:
Investor Class		(941)
Class I		(30,414)
Class Y		(197,213)
Total		(356,581)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	835,024	340,981
Class I	8,061,978	656,474
Class Y	7,050,000	4,097,048
Reinvestment of distributions:
Investor Class	7,344	1,083
Class I	80,106	39,309
Class Y	48,549	-
Cost of shares redeemed:
Investor Class	(552,687)	(105,556)
Class I	(2,179,817)	(2,226,921)
Class Y	(3,061,730)	(4,797,390)
Net increase (decrease) in net assets from capital transactions	10,288,767	(1,994,972)

Total increase in net assets	10,189,473	1,234,616

Net Assets:
Beginning of period	31,083,554	29,848,938
End of period[2]	$41,273,027	$31,083,554

361 Domestic Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Capital Share Transactions:
Shares sold:
Investor Class	74,487	32,357
Class I	708,096	64,485
Class Y	620,298	408,441
Shares reinvested:
Investor Class	680	111
Class I	7,403	4,011
Class Y	4,479	-
Shares redeemed:
Investor Class	(48,585)	(10,493)
Class I	(189,467)	(216,562)
Class Y	(277,794)	(454,753)
Net increase (decrease) from capital share transactions	899,597	(172,403)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	End of period net assets includes accumulated undistributed net investment loss of $86,748 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(1,138,033)	$2,846,264
Net realized gain on investments, securities sold short and foreign currency	21,302,251	39,830,732
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency	(31,066,055)	22,325,710
Net increase (decrease) in net assets resulting from operations	(10,901,837)	65,002,706

Distributions to Shareholders:
Distributions[1]:
Investor Class	(5,264,653)
Class I	(27,906,574)
Class Y	(3,872,949)
Total	(37,044,176)

From net investment income
Investor Class		(269,442)
Class I		(2,608,177)
Class Y		(252,840)
Total		(3,130,459)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	56,264,518	29,127,417
Class I	394,320,863	171,401,548
Class Y	124,808,568	11,931,475
Reinvestment of distributions:
Investor Class	5,099,870	260,903
Class I	25,605,080	2,119,363
Class Y	2,125,095	45,347
Cost of shares redeemed:
Investor Class	(67,964,544)	(55,007,367)
Class I	(279,214,186)	(211,210,761)
Class Y	(12,897,408)	(10,630,633)
Net increase (decrease) in net assets from capital transactions	248,147,856	(61,962,708)

Total increase (decrease) in net assets	200,201,843	(90,461)

Net Assets:
Beginning of period	551,658,876	551,749,337
End of period[2]	$751,860,719	$551,658,876

361 Global Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Capital Share Transactions:
Shares sold:
Investor Class	4,773,255	2,563,416
Class I	33,392,977	14,948,721
Class Y	10,527,489	1,041,835
Shares reinvested:
Investor Class	442,697	24,225
Class I	2,218,811	196,419
Class Y	183,991	4,199
Shares redeemed:
Investor Class	(5,787,983)	(4,889,776)
Class I	(23,737,153)	(18,784,315)
Class Y	(1,098,549)	(923,000)
Net increase (decrease) from capital share transactions	20,915,535	(5,818,276)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	End of year net assets includes accumulated undistributed net investment income of $1,904,293 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2018	October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(67,849)	$(43,619)
Net realized gain on investments, purchased options contracts, written options contracts and securities sold short	147,345	850,271
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and securities sold short	(749,789)	908,552
Net increase (decrease) in net assets resulting from operations	(670,293)	1,715,204

Capital Transactions:
Net proceeds from shares sold:
Investor Class	34,256	81,210
Class I	1,378,491	863,226
Cost of shares redeemed:
Investor Class	(24,778)	(21,785)
Class I	(959,620)	(1,708,584)
Net increase (decrease) in net assets from capital transactions	428,349	(785,933)

Total increase (decrease) in net assets	(241,944)	929,271

Net Assets:
Beginning of period	11,744,654	10,815,383
End of period[1]	$11,502,710	$11,744,654

Capital Share Transactions:
Shares sold:
Investor Class	3,464	8,693
Class I	136,864	89,406
Shares redeemed:
Investor Class	(2,533)	(2,410)
Class I	(96,161)	(182,977)
Net increase (decrease) in capital share transactions	41,634	(87,288)

[1]	End of period net assets includes accumulated undistributed net investment loss of $39,292 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		December 30, 2016*
	For the Year Ended October 31, 2018	through October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$52,001	$(6,292)
Net realized gain (loss) on investments	(1,121,475)	83,679
Net change in unrealized appreciation/depreciation on investments	(1,152,846)	515,558
Net increase (decrease) in net assets resulting from operations	(2,222,320)	592,945

Distributions to Shareholders:
Distributions[1]:
Investor Class	(37,216)	-
Class I	(41,841)	-
Class Y	(14,285)	-
Total	(93,342)	-

Capital Transactions:
Net proceeds from shares sold:
Investor Class	782,411	1,963,693
Class I	34,491,772	3,564,012
Class Y	-	580,000
Reinvestment of distributions:
Investor Class	35,889	-
Class I	37,421	-
Class Y	2,463	-
Cost of shares redeemed:
Investor Class	(536,297)	(333,411)
Class I	(6,455,157)	(2,383,649)
Class Y	(600,960)	-
Net increase in net assets from capital transactions	27,757,542	3,390,645

Total increase in net assets	25,441,880	3,983,590

Net Assets:
Beginning of period	3,983,590	-
End of period[2]	$29,425,470	$3,983,590

361 U.S. Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

		For the Period
	For the Year Ended October 31, 2018	December 30, 2016* through October 31, 2017
Capital Share Transactions:
Shares sold:
Investor Class	67,202	193,322
Class I	2,981,772	350,156
Class Y	-	58,000
Shares reinvested:
Investor Class	3,213	-
Class I	3,341	-
Class Y	220	-
Shares redeemed:
Investor Class	(45,915)	(32,502)
Class I	(564,249)	(220,583)
Class Y	(48,000)	-
Net increase from capital share transactions	2,397,584	348,393

*	Commencement of operations.

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	End of year net assets includes accumulated undistributed net investment income of $0 for the period December 30, 2016 (commencement of operations) through October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2018

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$605,588
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(98,559,980)
Sale of long-term investments	91,572,180
Proceeds from securities sold short	29,059,092
Cover short securities	(26,719,152)
Purchases of short-term investments, net	(2,733,221)
Increase in dividends and interest receivables	(15,890)
Increase in other assets	(1,772)
Increase in payables for dividends and interest on securities sold short	11,304
Increase in advisory fees payable	31,635
Decrease in accrued expenses	(59,202)
Net realized gain on investments	(3,050,568)
Net change in unrealized appreciation/depreciation	2,255,659
Net cash used for operating activities	(7,604,327)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	15,946,898
Cost of shares redeemed	(5,794,234)
Dividends paid to shareholders, net of reinvestments	(568,883)
Net cash provided by financing activities	9,583,781

Net increase in Cash	1,979,454

Cash and cash equivalents:
Beginning cash balance	21,318
Beginning cash held at broker	2,404,817
Total beginning cash and cash equivalents	2,426,135

Ending cash balance	-
Ending cash held at broker	4,405,589
Total ending cash and cash equivalents	$4,405,589

Supplemental disclosure of interest expense paid	$172,368

Non cash financing activities not included herein consist of $135,999 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(10,901,837)
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(1,489,480,576)
Sale of long-term investments	1,305,343,732
Return of capital dividends received	1,515,435
Proceeds from securities sold short	389,772,689
Cover short securities	(350,057,539)
Decrease in foreign currency	1,431,539
Purchase of short-term investment, net	(35,843,299)
Increase in dividends and interest receivables	(449,761)
Increase in other assets	(27,882)
Decrease in payables for securities purchased	(1,262,889)
Increase in payables for dividends and interest on securities sold short	216,099
Increase in advisory fees payable	188,951
Decrease in accrued expenses	(30,080)
Net realized gain on investments	(21,493,368)
Net change in unrealized appreciation/depreciation	31,086,152
Net cash used for operating activities	(179,992,634)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	575,625,146
Cost of shares redeemed	(356,366,205)
Dividends paid to shareholders, net of reinvestments	(4,214,131)
Net cash provided by financing activities	215,044,810

Net Increase in Cash	35,052,176

Cash and cash equivalents:
Beginning cash balance	-
Beginning cash held at broker	71,764,400
Total beginning cash and cash equivalents	71,764,400

Ending cash balance	-
Ending cash held at broker	106,816,576
Total ending cash and cash equivalents	$106,816,576

Supplemental disclosure of interest expense paid	$2,748,226

Non cash financing activities not included herein consist of $32,830,045 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.43	$11.09	$11.18	$11.34	$11.47
Income from Investment Operations:
Net investment loss[1]	- [2]	(0.08)	(0.13)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	(0.15)	0.42	0.04	0.31	0.46
Total from investment operations	(0.15)	0.34	(0.09)	0.13	0.26

Less Distributions:
From net realized gain	-	-	-	(0.29)	(0.40)

Redemption fee proceeds[1]	-	-	-	-	0.01

Net asset value, end of period	$11.28	$11.43	$11.09	$11.18	$11.34

Total return[3]	(1.31)%	3.07%	(0.81)%	1.16%	2.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,188	$95,113	$165,017	$263,118	$158,570

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.15%	2.13%	2.11%	2.09%	2.04%
After fees waived and expenses absorbed/recovered	2.14%	2.12%	2.10%	2.08%	2.03%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.02%	(0.73)%	(1.18)%	(1.54)%	(1.82)%
After fees waived and expenses absorbed/recovered	0.03%	(0.72)%	(1.17)%	(1.53)%	(1.81)%

Portfolio turnover rate	36%	42%	17%	13%	96%

*	Financial information from November 1, 2013 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor/Sub-Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.59	$11.22	$11.28	$11.41	$11.51
Income from Investment Operations:
Net investment gain (loss)[1]	0.03	(0.05)	(0.10)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.14)	0.42	0.04	0.31	0.48
Total from investment operations	(0.11)	0.37	(0.06)	0.16	0.30

Less Distributions:
From net realized gain	-	-	-	(0.29)	(0.40)

Redemption fee proceeds[1]	-	-	-	-	-

Net asset value, end of period	$11.48	$11.59	$11.22	$11.28	$11.41

Total return[2]	(0.95)%	3.30%	(0.53)%	1.42%	2.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,425	$237,368	$463,025	$690,804	$465,614

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	1.90%	1.88%	1.86%	1.84%	1.80%
After fees waived and expenses absorbed/recovered	1.89%	1.87%	1.85%	1.83%	1.79%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.27%	(0.48)%	(0.93)%	(1.29)%	(1.58)%
After fees waived and expenses absorbed/recovered	0.28%	(0.47)%	(0.92)%	(1.28)%	(1.57)%

Portfolio turnover rate	36%	42%	17%	13%	96%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor/Sub-Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period
					February 12, 2014**
	2018	2017	2016	2015	through October 31, 2014
Net asset value, beginning of period	$11.44	$10.87	$9.55	$9.71	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.15)	(0.18)	(0.20)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.64)	0.99	1.50	0.04	(0.13)
Total from investment operations	(0.72)	0.84	1.32	(0.16)	(0.29)

Less Distributions:
From net realized gain	(0.55)	(0.27)	-	-	-

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$10.17	$11.44	$10.87	$9.55	$9.71

Total return[3]	(6.57)%	7.87%	13.82%	(1.65)%	(2.90)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,677	$32,907	$13,491	$9,694	$9,177

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[6]	1.95%	2.04%	2.43%	2.78%	2.60%[5]
After fees waived and expenses absorbed/recovered[6]	2.02%	2.02%	2.05%	2.15%	2.24%[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.66)%	(1.38)%	(2.12)%	(2.71)%	(2.59)%[5]
After fees waived and expenses absorbed/recovered	(0.73)%	(1.36)%	(1.74)%	(2.08)%	(2.23)%[5]

Portfolio turnover rate	0%	0%	0%	0%	0%[4]

*	Financial information from February 12, 2014 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense had been excluded, the expense ratios would have been lowered by 0.03% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015, and 2014, the ratios would have been lowered by 0.03%, 0.04%, 0.02% and 0.01%, respectively.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period
					February 12, 2014*
	2018	2017	2016	2015	through October 31, 2014
Net asset value, beginning of period	$11.55	$10.94	$9.59	$9.72	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.05)	(0.12)	(0.16)	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.65)	1.00	1.51	0.05	(0.13)
Total from investment operations	(0.70)	0.88	1.35	(0.13)	(0.28)

Less Distributions:
From net realized gain	(0.55)	(0.27)	-	-	-

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$10.30	$11.55	$10.94	$9.59	$9.72

Total return[3]	(6.32)%	8.19%	14.08%	(1.34)%	(2.80)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,478	$73,545	$38,295	$10,446	$30,855

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[6]	1.70%	1.79%	2.18%	2.53%	2.36%[5]
After fees waived and expenses absorbed/recovered[6]	1.77%	1.77%	1.80%	1.90%	2.00%[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.41)%	(1.13)%	(1.87)%	(2.46)%	(2.35)%[5]
After fees waived and expenses absorbed/recovered	(0.48)%	(1.11)%	(1.49)%	(1.83)%	(1.99)%[5]

Portfolio turnover rate	0%	0%	0%	0%	0%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not Annualized.
[5]	Annualized.
[6]	If interest expense had been excluded, the expense ratios would have been lowered by 0.03% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015, and 2014, the ratios would have been lowered by 0.03%, 0.04%, 0.02% and 0.01%, respectively.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period
			March 31, 2016*
	2018	2017	through October 31, 2016
Net asset value, beginning of period	$10.91	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.12)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	0.43	1.16	(0.12)
Total from investment operations	0.31	1.11	(0.10)

Less Distributions:
From net investment income	-	(0.02)	-
From net realized gain	(0.26)	(0.08)	-
Total distributions	(0.26)	(0.10)	-

Net asset value, end of period	$10.96	$10.91	$9.90

Total return [2]	2.87%	11.26%	(1.00)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$691	$398	$143

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[3]	3.38%	3.03%	3.91%[5]
After fees waived and expenses absorbed[3]	3.02%	2.42%	2.06%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.44)%	(1.05)%	(1.46)%[5]
After fees waived and expenses absorbed	(1.08)%	(0.44)%	0.39%[5]

Portfolio turnover rate	262%	263%	123%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 1.23% for the year ended October 31, 2018. For the prior periods ended October 31, 2017 and 2016, the ratios would have been lowered by 0.63% and 0.27%, respectively.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period
			March 31, 2016*
	2018	2017	through October 31, 2016
Net asset value, beginning of period	$10.94	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.09)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	0.43	1.17	(0.14)
Total from investment operations	0.34	1.15	(0.10)

Less Distributions:
From net investment income	-	(0.03)	-
From net realized gain	(0.26)	(0.08)	-
Total distributions	(0.26)	(0.11)	-

Net asset value, end of period	$11.02	$10.94	$9.90

Total return [2]	3.14%	11.72%	(1.00)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,261	$3,436	$4,578

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[3]	3.06%	2.76%	3.66%[5]
After fees waived and expenses absorbed[3]	2.70%	2.15%	1.81%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.12)%	(0.78)%	(1.21)%[5]
After fees waived and expenses absorbed	(0.76)%	(0.17)%	0.64%[5]

Portfolio turnover rate	262%	263%	123%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 1.23% for the year ended October 31, 2018. For the prior periods ended October 31, 2017 and 2016, the ratios would have been lowered by 0.63% and 0.27%, respectively.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period
			March 31, 2016*
	2018	2017	through October 31, 2016
Net asset value, beginning of period	$10.95	$9.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.08)	- [2]	0.05
Net realized and unrealized gain (loss) on investments	0.44	1.15	(0.13)
Total from investment operations	0.36	1.15	(0.08)

Less Distributions:
From net investment income	-	(0.04)	-
From net realized gain	(0.26)	(0.08)	-
Total distributions	(0.26)	(0.12)	-

Net asset value, end of period	$11.05	$10.95	$9.92

Total return [3]	3.33%	11.72%	(0.80)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,321	$27,250	$25,128

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[4]	2.98%	2.63%	3.51%[6]
After fees waived and expenses absorbed[4]	2.62%	2.02%	1.66%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.04)%	(0.65)%	(1.06)%[6]
After fees waived and expenses absorbed	(0.68)%	(0.04)%	0.79%[6]

Portfolio turnover rate	262%	263%	123%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 1.23% for the year ended October 31, 2018. For the prior periods ended October 31, 2017 and 2016, the ratios would have been lowered by 0.63% and 0.27%, respectively.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period
	2018	2017	2016	December 12, 2014* through October 31, 2015
Net asset value, beginning of period	$12.15	$10.76	$10.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)	0.03	0.02	(0.08)
Net realized and unrealized gain (loss)	-	1.39	(0.09)	1.00
Total from investment operations	(0.05)	1.42	(0.07)	0.92

Less Distributions:
From net investment income	(0.02)	(0.03)	-	-
From net realized gain	(0.76)	-	(0.09)	-
Total distributions	(0.78)	(0.03)	(0.09)	-

Net asset value, end of period	$11.32	$12.15	$10.76	$10.92

Total return[2]	(0.55)%	13.26%	(0.61)%	9.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,194	$82,319	$97,662	$41,444

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5,6]	2.68%	2.50%	2.50%	3.42%[4]
After fees waived and expenses absorbed/recovered[5,6]	2.63%	2.51%	2.55%	2.69%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.48)%	0.32%	0.20%	(1.61)%[4]
After fees waived and expenses absorbed/recovered	(0.43)%	0.31%	0.15%	(0.88)%[4]

Portfolio turnover rate	197%	237%	229%	204%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.85% for the year ended October 31, 2018. For the periods ended October 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.61%, 0.61% and 0.82%, respectively.
[6]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.79% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.94%

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period
	2018	2017	2016	December 12, 2014* through October 31, 2015
Net asset value, beginning of period	$12.20	$10.82	$10.95	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	0.07	0.05	(0.06)
Net realized and unrealized gain (loss)	-	1.39	(0.09)	1.01
Total from investment operations	(0.02)	1.46	(0.04)	0.95

Less Distributions:
From net investment income	(0.05)	(0.08)	-	-
From net realized gain	(0.76)	-	(0.09)	-
Total distributions	(0.81)	(0.08)	(0.09)	-

Net asset value, end of period	$11.37	$12.20	$10.82	$10.95

Total return[2]	(0.25)%	13.54%	(0.34)%	9.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$536,076	$430,610	$421,094	$81,579

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5,6]	2.40%	2.21%	2.20%	3.19%[4]
After fees waived and expenses absorbed/recovered[5,6]	2.35%	2.22%	2.25%	2.46%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.20)%	0.60%	0.50%	(1.38)%[4]
After fees waived and expenses absorbed/recovered	(0.15)%	0.59%	0.45%	(0.65)%[4]

Portfolio turnover rate	197%	237%	229%	204%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.85% for the year ended October 31, 2018. For the periods ended October 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.61%, 0.61% and 0.82%, respectively.
[6]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.54% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.69%

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended October 31,			December 12, 2014*
	2018	2017	2016	through October 31, 2015
Net asset value, beginning of period	$12.23	$10.84	$10.95	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	-	0.08	0.06	(0.05)
Net realized and unrealized gain (loss)	(0.01)	1.40	(0.08)	1.00
Total from investment operations	(0.01)	1.48	(0.02)	0.95

Less Distributions:
From net investment income	(0.07)	(0.09)	-	-
From net realized gain	(0.76)	-	(0.09)	-
Total distributions	(0.83)	(0.09)	(0.09)	-

Net asset value, end of period	$11.39	$12.23	$10.84	$10.95

Total return[2]	(0.21)%	13.71%	(0.15)%	9.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,591	$38,730	$32,993	$41,888

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5,6]	2.29%	2.10%	2.10%	3.09%[4]
After fees waived and expenses absorbed/recovered[5,6]	2.24%	2.11%	2.15%	2.36%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.09)%	0.71%	0.60%	(1.28)%[4]
After fees waived and expenses absorbed/recovered	(0.04)%	0.70%	0.55%	(0.55)%[4]

Portfolio turnover rate	197%	237%	229%	204%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.85% for the year ended October 31, 2018. For the periods ended October 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.61%, 0.61% and 0.82%, respectively.
[6]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.54%

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period
					June 30, 2014**
	2018	2017	2016	2015	through October 31, 2014
Net asset value, beginning of period	$9.99	$8.58	$9.14	$9.77	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.06)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.49)	1.47	(0.52)	(0.57)	(0.18)
Total from investment operations	(0.57)	1.41	(0.56)	(0.63)	(0.23)

Redemption fee proceeds[1]	-	-	-	-	-

Net asset value, end of period	$9.42	$9.99	$8.58	$9.14	$9.77

Total return[2]	(5.71)%	16.43%	(6.13)%	(6.45)%	(2.30)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$227	$231	$144	$230	$294

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	3.38%	3.57%	3.54%	3.41%	6.82%[4]
After fees waived and expenses absorbed[5]	2.33%	2.31%	2.20%	2.17%	2.22%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.87)%	(1.90)%	(1.75)%	(1.83)%	(5.99)%[4]
After fees waived and expenses absorbed	(0.82)%	(0.64)%	(0.41)%	(0.59)%	(1.39)%[4]

Portfolio turnover rate	586%	533%	816%	1,596%	628%[3]

*	Financial information from June 30, 2014 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.18% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015 and 2014, the ratios would have been lowered by 0.16%, 0.05%, 0.02% and 0.07%, respectively.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period
					June 30, 2014*
	2018	2017	2016	2015	through October 31, 2014
Net asset value, beginning of period	$10.07	$8.63	$9.18	$9.78	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.49)	1.48	(0.54)	(0.57)	(0.18)
Total from investment operations	(0.55)	1.44	(0.55)	(0.60)	(0.22)

Redemption fee proceeds[1]	-	-	-	-	-

Net asset value, end of period	$9.52	$10.07	$8.63	$9.18	$9.78

Total return[2]	(5.46)%	16.69%	(5.99)%	(6.13)%	(2.20)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,276	$11,514	$10,671	$18,239	$8,585

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	3.13%	3.32%	3.29%	3.16%	6.57%[4]
After fees waived and expenses absorbed[5]	2.08%	2.06%	1.95%	1.92%	1.97%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.62)%	(1.65)%	(1.50)%	(1.58)%	(5.74)%[4]
After fees waived and expenses absorbed	(0.57)%	(0.39)%	(0.16)%	(0.34)%	(1.14)%[4]

Portfolio turnover rate	586%	533%	816%	1,596%	628%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.18% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015 and 2014, the ratios would have been lowered by 0.16%, 0.05%, 0.02% and 0.07%, respectively.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
		December 30, 2016*
	For the Year Ended October 31, 2018	through October 31, 2017
Net asset value, beginning of period	$11.42	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.53)	1.45
Total from investment operations	(0.54)	1.42

Less Distributions:
From net realized gain	(0.22)	-
Total distributions	(0.22)	-

Net asset value, end of period	$10.66	$11.42

Total return [2]	(4.79)%	14.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,976	$1,836

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.51%	8.50%[4]
After fees waived and expenses absorbed[5]	1.25%	1.50%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.31)%	(7.39)%[4]
After fees waived and expenses absorbed	(0.05)%	(0.39)%[4]

Portfolio turnover rate	297%	265%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.24% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.50%

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
		December 30, 2016*
	For the Year Ended October 31, 2018	through October 31, 2017
Net asset value, beginning of period	$11.45	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(0.53)	1.46
Total from investment operations	(0.50)	1.45

Less Distributions:
From net investment income	(0.01)	-
From net realized gain	(0.22)	-
Total distributions	(0.23)	-

Net asset value, end of period	$10.72	$11.45

Total return [2]	(4.44)%	14.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,339	$1,483

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.20%	8.24%[4]
After fees waived and expenses absorbed[5]	0.94%	1.24%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.00)%	(7.13)%[4]
After fees waived and expenses absorbed	0.26%	(0.13)%[4]

Portfolio turnover rate	297%	265%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.25%

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
		December 30, 2016*
	For the Year Ended October 31, 2018	through October 31, 2017
Net asset value, beginning of period	$11.46	$10.00
Income from Investment Operations:
Net investment income[1]	0.04	- [2]
Net realized and unrealized gain (loss) on investments	(0.54)	1.46
Total from investment operations	(0.50)	1.46

Less Distributions:
From net investment income	(0.02)	-
From net realized gain	(0.22)	-
Total distributions	(0.24)	-

Net asset value, end of period	$10.72	$11.46

Total return[3]	(4.40)%	14.60%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110	$665

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[6]	2.11%	8.10%[5]
After fees waived and expenses absorbed[6]	0.85%	1.10%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.91)%	(6.99)%[5]
After fees waived and expenses absorbed	0.35%	0.01%[5]

Portfolio turnover rate	297%	265%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.84% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.10%

See accompanying Notes to Financial Statements.

361 Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1 – Organization

361 Managed Futures Strategy Fund (“Managed Futures Strategy” or “Managed Futures Strategy Fund”), 361 Global Managed Futures Strategy Fund (formerly known as 361 Global Counter-Trend) (“Global Managed Futures Strategy” or “Global Managed Futures Strategy Fund”), 361 Domestic Long/Short Equity Fund (“Domestic Long/Short Equity” or “Domestic Long/Short Equity Fund”), 361 Global Long/Short Equity Fund (“Global Long/Short Equity” or “Global Long/Short Equity Fund”), 361 Macro Opportunity Fund (formerly known as the 361 Global Macro Opportunity Fund) (“Macro Opportunity” or “Macro Opportunity Fund”) and 361 U.S. Small Cap Equity Fund (“U.S. Small Cap Equity” or “U.S. Small Cap Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Global Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of global stock and bond markets. The Fund commenced investment operations on February 12, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Domestic Long/Short Equity Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on March 31, 2016, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund’s primary investment objective is to seek to achieve long-term capital appreciation. As a secondary objective, the Global Long/Short Equity Fund also seeks to preserve capital in down markets. The Fund commenced investment operations on December 12, 2014, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund commenced operations on December 12, 2014, prior to which its only activity was the receipt of a $10,010 investment from the Fund’s advisor and a $644,131 transfer of shares of the Fund in exchange for the net assets of the Analytic Global Long/Short Equity Fund, L.P., a Delaware limited partnership (“L.P.”). This exchange was nontaxable, whereby the Fund issued 64,413 shares for the net assets of the SMA on December 12, 2014. Gross assets with a fair market value of $830,593 consisting of cash, interest receivable and securities of the L.P. with a fair value of $644,098 (identified cost of investments transferred $638,574) were the primary assets received by the Fund. The Fund also assumed a liability for short securities with a fair market value of $186,452 (identified proceeds of $203,052) as part of this exchange. For financial reporting purposes, assets and liabilities received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the L.P. was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Macro Opportunity Fund’s primary investment objective is to seek long–term positive absolute return. The Fund commenced investment operations on June 30, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The U.S. Small Cap Equity Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on December 30, 2016, with three classes of shares, Investor Class, Class I and Class Y.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

(c) Stock Index Futures

The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and a Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(d) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(e) Short-Term Investments

The Macro Opportunity Fund invests a significant amount (14.3% of its net assets as of October 31, 2018) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publically traded on open markets.

The Managed Futures Strategy Fund invests a significant amount (25.8% of its net assets as of October 31, 2018) in the Federated Treasury Obligations Fund (“TOIXX”). TOIXX invests primarily in a portfolio of U.S. Treasury securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. treasury securities. TOIXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in TOIXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although TOIXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in TOIXX.

TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per July 31, 2018 Annual report of Federated Government Obligations Fund was 0.19%.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

(f) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The U.S. Small Cap Equity Fund incurred offering costs of approximately $23,315, which were being amortized over a one-year period from December 30, 2016 (commencement of operations).

In conjunction with the use of short sales, written options contracts or futures contracts, the Funds may be required to maintain collateral in various forms. At October 31, 2018, such collateral is denoted in the Funds’ Schedule of Investments and Statements of Assets and Liabilities. Also in conjunction with the use of short sales, written options contracts or futures contracts, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2018, these segregated margin deposit accounts are denoted in the Funds’ Statements of Assets and Liabilities.

(g) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended October 31, 2015 through 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with 361 Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until February 28, 2019 for the Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Macro Opportunity Fund and U.S. Small Cap Equity Fund and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Investor Class Shares†	Total Limit on Annual Operating Expenses Class I Shares†	Total Limit on Annual Operating Expenses Class Y Shares†
Managed Futures Strategy Fund	1.50%	2.24%	1.99%	-
Global Managed Futures Strategy Fund	1.25%	1.99%	1.74%	-
Domestic Long/Short Equity Fund	1.10%	1.79%	1.54%	1.39%
Global Long/Short Equity Fund	1.25%	1.79%*	1.54%*	1.39%*
Macro Opportunity Fund	1.25%	2.15%	1.90%	-
U.S. Small Cap Equity Fund	0.80%**	1.24%**	0.99%**	0.84%**

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

*	Prior to December 18, 2017, the annual operating expenses limit for the Global Long/Short Equity Fund’s Investor Class Shares, Class I Shares and Class Y Shares was 1.94%, 1.69% and 1.54% of the Fund’s average daily net assets, respectively.
**	Prior to December 18, 2017, the investment advisory fee for the U.S. Small Cap Equity Fund was 0.85% of the Fund’s average daily net assets. The annual operating expenses limit for the U.S. Small Cap Equity Fund’s Investor Class Shares, Class I Shares and Class Y Shares was 1.50%, 1.25% and 1.10% of the Fund’s average daily net assets, respectively.

Federated Investment Management Company (“Federated” or the “Sub-Advisor”) serves as sub-advisor to the Managed Futures Strategy Fund. Under the Sub-Advisory Agreement, the Fund will pay the Sub-Advisor an annual sub-advisory fee of 0.10% of the allocated average net assets of the Fund on the first $250 million and 0.08% on such assets over $250 million. The Sub-Advisor may invest the cash portion of its allocated Fund assets in money market mutual funds managed by Federated (the “Federated Money Market Funds”). The Sub-Advisor waives its sub-advisory fee equal to the amount of management fee it received from the Fund’s investments in the Federated Money Market Funds. For the year ended October 31, 2018, the Sub-Advisor waived $30,691 of its sub-advisory fees.

The Advisor has engaged Wells Fargo Asset Management (formerly Analytic Investors, LLC) (the "Sub-Advisor") to manage the assets of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund and pays the Sub-Advisor from its advisory fees.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

For the year ended October 31, 2018, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees waived	Other expenses absorbed	Total
Managed Futures Strategy Fund	$-	$-	$-
Global Managed Futures Strategy Fund	-	-	-
Domestic Long/Short Equity Fund	126,060	-	126,060
Global Long/Short Equity Fund	303,970	-	303,970
Macro Opportunity Fund	124,646	-	124,646
U.S. Small Cap Equity Fund	173,590	100,664	274,254
	$728,266	$100,664	$828,930

For the year ended October 31, 2018, the Advisor recovered $77,081 of previously waived advisory fees and/or other expenses absorbed for the Global Managed Futures Fund.

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund	Global Long/Short Equity Fund	Macro Opportunity Fund	U.S. Small Cap Equity Fund
2019	$-	$48,402	$155,292	$-	$181,467	$-
2020	-	15,608	191,619	-	138,980	225,443
2021	-	-	126,060	303,970	124,646	274,254
Total	$-	$64,010	$472,971	$303,970	$445,093	$499,697

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2018 are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2018, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2018 are reported on the Statements of Operations.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is affected at the current market price to minimize trading costs, where permissible. For the year ended October 31, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Interest Sold	Net Realized loss
Managed Futures Strategy Fund	$-	$45,614,232	$74,366	$(53,171)

Note 4 – Federal Income Taxes

As of October 31, 2018, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund
Cost of investments	$245,061,440	$79,841,473	$37,195,821

Gross unrealized appreciation	$1,940,525	$660,817	$2,964,818

Gross unrealized depreciation	(1,816,410)	(627,744)	(3,199,015)
Net unrealized appreciation (depreciation) on investments	$124,115	$33,073	$(234,197)

	Global Long/Short Equity Fund	Macro Opportunity Fund	U.S. Small Cap Equity Fund
Cost of investments	$652,529,838	$9,014,778	$30,718,144

Gross unrealized appreciation	$68,111,308	$312,777	$1,543,332

Gross unrealized depreciation	(72,387,519)	(98,406)	(2,587,954)
Net unrealized appreciation (depreciation) on investments	$(4,276,211)	$214,371	$(1,044,622)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and foreign currency.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Loss)
Managed Futures Strategy Fund	$(916,308)	$916,308
Global Managed Futures Strategy Fund	(355,310)	355,310
Domestic Long/Short Equity Fund	248	(248)
Global Long/Short Equity Fund	595	(595)
Macro Opportunity Fund	(23,989)	23,989
U.S. Small Cap Equity Fund	209	(209)

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund
Undistributed ordinary income	$-	$-	$1,279,230
Undistributed long-term capital gains	-	-	1,485,993
Tax accumulated earnings	-	-	2,765,223

Accumulated capital and other losses	(6,671,323)	(6,500,542)	-
Unrealized appreciation (depreciation) on investments	124,115	33,073	(234,197)
Unrealized appreciation (depreciation) on foreign currency, futures contracts and securities sold short	-	(632,654)	-

Total accumulated earnings (deficit)	$(6,547,208)	$(7,100,123)	$2,531,026

	Global Long/Short Equity Fund	Macro Opportunity Fund	U.S. Small Cap Equity Fund
Undistributed ordinary income	$-	$-	$31,291
Undistributed long-term capital gains	21,165,985	-	-
Tax accumulated earnings	21,165,985	-	31,291

Accumulated capital and other losses	(863,945)	(1,197,317)	(703,521)
Unrealized appreciation (depreciation) on investments	(4,276,211)	214,371	(1,044,622)
Unrealized appreciation (depreciation) on foreign currency, futures contracts and securities sold short	(6,627)	-	-

Total accumulated earnings (deficit)	$16,019,202	$(982,946)	$(1,716,852)

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

The tax character of the distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	Managed Futures Strategy Fund		Global Managed Futures Strategy Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$-	$-	$3,236,735	$30,768
Net long-term capital gains	-	-	2,369,952	1,248,038
Total distributions paid	$-	$-	$5,606,687	$1,278,806

	Domestic Long/Short Equity Fund		Global Long/Short Equity Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$540,985	$356,536	$22,957,608	$3,130,459
Net long-term capital gains	163,896	45	14,086,568	-
Total distributions paid	$704,881	$356,581	$37,044,176	$3,130,459

	Macro Opportunity Fund		U.S. Small Cap Equity Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$-	$-	$91,735	$-
Net long-term capital gains	-	-	1,607	-
Total distributions paid	$-	$-	$93,342	$-

At October 31, 2018, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Managed Futures Strategy Fund	$3,059,795	$3,611,528	$6,671,323
Global Managed Futures Strategy Fund	2,834,123	3,204,929	6,039,052
Domestic Long/Short Equity Fund	-	-	-
Global Long/Short Equity Fund	-	-	-
Macro Opportunity Fund	1,118,992	-	1,118,992
U.S. Small Cap Equity Fund	703,521	-	703,521

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

As of October 31, 2018, the following Funds had qualified late-year ordinary losses, which are deferred until fiscal year 2019 for tax purposes:

Fund	Late-Year Ordinary Losses
Managed Futures Strategy Fund	$-
Global Managed Futures Strategy Fund	461,490
Domestic Long/Short Equity Fund	-
Global Long/Short Equity Fund	863,945
Macro Opportunity Fund	78,325
U.S. Small Cap Equity Fund	-

Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee

Effective August 28, 2014, the Funds no longer charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase.

Note 6 – Investment Transactions

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term investments, futures contracts and options contracts, were as follows:

	Purchases	Sales	Securities sold short	Cover short securities
Managed Futures Strategy Fund	$82,319,488	$158,937,423	$-	$-
Global Managed Futures Strategy Fund	-	-	-	-
Domestic Long/Short Equity Fund	98,559,980	91,572,180	29,059,092	26,719,152
Global Long/Short Equity Fund	1,489,480,576	1,305,343,732	389,772,689	350,057,539
Macro Opportunity Fund	58,207,154	58,999,545	8,991,229	6,534,173
U.S. Small Cap Equity Fund	88,918,670	61,514,058	-	-

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class, payable to IMST Distributors, LLC. Class I and Class Y shares do not pay any distribution fees.

For the year ended October 31, 2018, for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Macro Opportunity Fund, and U.S. Small Cap Equity Fund distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended October 31, 2018, for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Macro Opportunity Fund, and U.S. Small Cap Equity Fund shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2018, in valuing the Funds’ assets carried at fair value:

Managed Futures Strategy Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Asset-Backed Securities	$-	$83,672,858	$-	$83,672,858
Collateralized Mortgage Obligations	-	7,680,961	-	7,680,961
Corporate Bonds[1]	-	86,372,268	-	86,372,268
Municipal Bonds	-	4,010,720	-	4,010,720
Short-Term Investments	63,448,748	-	-	63,448,748
Total Assets	$63,448,748	$181,736,807	$-	$245,185,555

Liabilities
Other Financial Instruments[2]
Futures Contracts	$1,622,447	$-	$-	$1,622,447
Total Liabilities	$1,622,447	$-	$-	$1,622,447

Global Managed Futures Strategy Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$3,745,138	$-	$-	$3,745,138
U.S. Treasury Bills	-	76,129,408	-	76,129,408
Total Investments	3,745,138	76,129,408		79,874,546
Other Financial Instruments[2]
Futures Contracts	169,604	-	-	169,604
Total Assets	$3,914,742	$76,129,408	$-	$80,044,150

Liabilities
Other Financial Instruments[2]
Futures Contracts	$791,117	$-	$-	$791,117
Total Liabilities	$791,117	$-	$-	$791,117

Domestic Long/Short Equity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$39,355,923	$-	$-	$39,355,923
Short-Term Investments	8,622,291	-	-	8,622,291
Total Assets	$47,978,214	$-	$-	$47,978,214

Liabilities
Securities Sold Short
Common Stocks[1]	$11,016,590	$-	$-	$11,016,590
Total Liabilities	$11,016,590	$-	$-	$11,016,590

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Global Long/Short Equity Fund	Level 1	Level 2	Level 3**	Total
Assets
Common Stocks
Basic Materials	$4,053,232	$11,813,375	$-	$15,866,607
Communications	51,662,005	24,771,121	-	76,433,126
Consumer, Cyclical	106,559,744	38,809,607	-	145,369,351
Consumer, Non-cyclical	96,336,926	40,271,109	-	136,608,035
Energy	24,990,669	39,518,300	-	64,508,969
Financial	58,209,765	4,556,574	-	62,766,339
Industrial	66,577,147	24,259,256	-	90,836,403
Technology	99,348,755	6,670,810	-	106,019,565
Utilities	20,896,283	-	-	20,896,283
Short-Term Investments	127,472,059	-	-	127,472,059
Total Assets	$656,106,585	$190,670,152	$-	$846,776,737

Liabilities
Common Stocks
Basic Materials	$25,740,437	$11,833,824	$-	$37,574,261
Communications	7,318,399	377,957	-	7,696,356
Consumer, Cyclical	17,479,362	-	-	17,479,362
Consumer, Non-cyclical	42,471,715	-	-	42,471,715
Energy	32,301,092	427,994	-	32,729,086
Financial	6,322,015	9,094,936	-	15,416,951
Industrial	14,429,019	12,236,958	-	26,665,977
Technology	18,489,402	-	-	18,489,402
Total Liabilities	$164,551,441	$33,971,669	$-	$198,523,110

Macro Opportunity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$1,466,436	$-	$-	$1,466,436
Exchange-Traded Funds	8,837,499	-	-	8,837,499
Short-Term Investments	1,642,835	-	-	1,642,835
Total Assets	$11,946,770	$-	$-	$11,946,770

Liabilities
Securities Sold Short
Common Stocks[1]	$2,717,621	$-	$-	$2,717,621
Total Liabilities	$2,717,621	$-	$-	$2,717,621

U.S. Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$29,079,779	$-	$-	$29,079,779
Short-Term Investments	593,743	-	-	593,743
Total Assets	$29,673,522	$-	$-	$29,673,522

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

[1]	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedule of Investments.
[2]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
*	The Funds did not hold any Level 2 securities at period end.
**	The Funds did not hold any Level 3 securities at period end.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the year ended October 31, 2018.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2018, by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Managed Futures Strategy Fund	Unrealized appreciation/depreciation on open futures contracts	Equity contracts	$-	$1,622,447
Global Managed Futures Strategy Fund	Unrealized appreciation/depreciation on open futures contracts	Equity contracts	169,604	791,117

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 for the Managed Futures Strategy, Global Managed Futures Strategy and Macro Opportunity Fund are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$(2,050,798)	$-	$-	$(2,050,798)
	Volatility Contracts	2,397,129	-	-	2,397,129
Global Managed Futures Strategy Fund	Equity Contracts	(5,913,904)	-	-	(5,913,904)
Macro Opportunity Fund	Equity Contracts	-	(124,002)	436	(123,566)

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$(2,129,545)	$-	$(2,129,545)
	Volatility Contracts	(1,221,275)	-	(1,221,275)
Global Managed Futures Strategy Fund	Equity Contracts	(712,574)	-	(712,574)
Macro Opportunity Fund	Equity Contracts	-	(18,449)	(18,449)

The quarterly average volumes of derivative instruments as of October 31, 2018 are as follows:

	Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	61,248,864	-	-	61,248,864
	Volatility Contracts	-	6,086,099	-	6,086,099
Global Managed Futures Strategy Fund	Equity Contracts	39,259,997	4,871,736	-	44,131,733
Macro Opportunity Fund	Equity Contracts	-	-	1,428,800	1,428,800

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Domestic Long/Short Equity Fund, Global Long/Short Equity Fund and U.S. Small Cap Equity Fund declared the payment of a distribution to be paid, on December 7, 2018, to shareholders of record on December 6, 2018 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
Domestic Long/Short Equity Fund	Investor Class Shares	$0.3612	$0.4098	$None
Domestic Long/Short Equity Fund	Class I Shares	0.3612	0.4098	None
Domestic Long/Short Equity Fund	Class Y Shares	0.3612	0.4098	None
Global Long/Short Equity Fund	Investor Class Shares	None	0.3335	None
Global Long/Short Equity Fund	Class I Shares	None	0.3335	None
Global Long/Short Equity Fund	Class Y Shares	None	0.3335	None
U.S. Small Cap Equity Fund	Investor Class Shares	None	None	0.0025
U.S. Small Cap Equity Fund	Class I Shares	None	None	0.0215
U.S. Small Cap Equity Fund	Class Y Shares	None	None	0.0288

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

At a meeting held on December 5 and 6, 2018, the Board of Trustees of the Trust approved an amended operating expense limitation agreement (the “Agreement”) with respect to the 361 Domestic Long/Short Equity Fund, 361 Global Long/Short Equity Fund and 361 U.S. Small Cap Equity Fund. The Agreement provides that the term “Operating Expenses”, with respect to each Fund, includes all expenses necessary or appropriate for the operation of the Fund, including the investment advisor’s investment advisory fee and other expenses described in the investment advisory agreement between 361 Capital, LLC and the Trust, but does not include Rule 12b-1 fees, shareholder service fees, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust

and the Shareholders of the 361 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the 361 Managed Futures Strategy Fund, 361 Global Managed Futures Fund, 361 Domestic Long/Short Equity Fund, 361 Global Long/Short Equity Fund, 361 Macro Opportunity Fund and 361 U.S. Small Cap Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for U.S. Small Cap Equity Fund for the year then ended and for the period December 30, 2016 (commencement of operations) through October 31, 2017, with respect to 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund, the statements of cash flows for the year then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 31, 2018

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the fiscal year ended October 31, 2018, the 361 Global Long/Short Equity, 361 Domestic Long/Short Equity, 361 Global Managed Futures Strategy, and the 361 US Small Cap Equity Funds designate $14,086,568, $163,896, $2,369,952 and $1,607 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Domestic Long/Short Equity Fund designates 26.84% , the Global Long/Short Equity Fund designates 100% and the US Small Cap Equity Fund designates 100% of its ordinary income dividends, including short-term capital gain, as qualified dividend income for the taxable year ended October 31, 2018.

Dividends Received Deduction

The Domestic Long/Short Equity Fund designates 25.46%, the Global Long/Short Equity Fund designates 100% and the US Small Cap Equity Fund designates 100% of its ordinary income dividends, including short-term capital gain, as qualifying for the dividend received deduction available to corporate shareholders for the taxable year ended October 31, 2018.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 7361CAP (888) 736-1227 The Trustees and officers of the Funds’ and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	6	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	6	None.
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	6	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

361 Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Managed Futures Strategy Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$1,000.00	$10.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.49	10.79
Class I	Actual Performance	1,000.00	1,001.70	9.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.74	9.54

*	Expenses are equal to the Fund’s annualized expense ratio of 2.13% and 1.88% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2018 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Global Managed Futures Strategy Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$966.70	$10.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	10.26
Class I	Actual Performance	1,000.00	968.00	8.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00

*	Expenses are equal to the Fund’s annualized expense ratio of 2.02% and 1.77% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Domestic Long/Short Equity Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$981.20	$15.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.72	15.56
Class I	Actual Performance	1,000.00	983.10	13.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.52	13.77
Class Y	Actual Performance	1,000.00	984.00	13.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.60	13.69

*	Expenses are equal to the Fund’s annualized expense ratio of 3.07%, 2.72% and 2.70% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Global Long/Short Equity Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$966.70	$13.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.17	14.12
Class I	Actual Performance	1,000.00	968.50	12.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.85	12.43
Class Y	Actual Performance	1,000.00	968.50	11.53
	Hypothetical (5% annual return before expenses)	1,000.000	1,013.49	11.79

*	Expenses are equal to the Fund’s annualized expense ratio of 2.78%, 2.45% and 2.32% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2018 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Macro Opportunity Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$975.20	$12.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.00	12.28
Class I	Actual Performance	1,000.00	976.40	10.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.26	11.02

*	Expenses are equal to the Fund’s annualized expense ratio of 2.42% and 2.17% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
U.S. Small Cap Equity Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$976.20	$6.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.98	6.28
Class I	Actual Performance	1,000.00	978.10	4.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.69
Class Y	Actual Performance	1,000.00	978.10	4.13
	Hypothetical (5% annual return before expenses)	1,000.000	1,021.03	4.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 0.92% and 0.83% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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361 Funds

Each a series of Investment Managers Series Trust

Investment Advisor

361 Capital, LLC

4600 South Syracuse Street, Suite 500

Denver, Colorado 80237

Sub-Advisor

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222

Wells Capital Management, Inc.

525 Market Street

San Francisco, California 94105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th St, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
361 Managed Futures Strategy Fund – Investor Class shares	AMFQX	461 418 345
361 Managed Futures Strategy Fund – Class I shares	AMFZX	461 418 337
361 Global Managed Futures Strategy Fund – Investor Class shares	AGFQX	461 41P 347
361 Global Managed Futures Strategy Fund – Class I shares	AGFZX	461 41P 339
361 Domestic Long/Short Equity Fund – Investor Class shares	ADMQX	461 41Q 527
361 Domestic Long/Short Equity Fund – Class I shares	ADMZX	461 41Q 535
361 Domestic Long/Short Equity Fund – Class Y shares	ADMWX	461 41Q 543
361 Global Long/Short Equity Fund – Investor Class shares	AGAQX	461 41Q 881
361 Global Long/Short Equity Fund – Class I shares	AGAZX	461 41Q 873
361 Global Long/Short Equity Fund – Class Y shares	AGAWX	461 41Q 865
361 Macro Opportunity Fund - Investor Class shares	AGMQX	461 41P 461
361 Macro Opportunity Fund - Class I shares	AGMZX	461 41P 453
361 U.S. Small Cap Equity Fund – Investor Class shares	ASFQX	461 41Q 386
361 U.S. Small Cap Equity Fund – Class I shares	ASFZX	461 41Q 394
361 U.S. Small Cap Equity Fund – Class Y shares	ASFWX	461 41Q 410

Privacy Principles of the 361 Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the 361 Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 736-1227 (888-7361CAP). The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 736-1227 (888-7361CAP).

361 Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 736-1227 (888-7361CAP)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-736-1227

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$ 98,600	$ 95,700
Audit-Related Fees	N/A	N/A
Tax Fees	$ 16,800	$ 16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	2/26/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	2/26/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	2/26/19